As filed with the U.S. Securities and Exchange Commission on June 21, 2018	Registration No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No.	[ ]
STAAR INVESTMENT TRUST
 (a Delaware statutory trust)
(Exact Name as Specified in Charter)

120 E. 23rd Street, 5th Floor, New York, New York
(Address of Principal Executive Office)
10010
(Zip Code)
Registrant's Telephone Number, including Area Code (212) 313-9501
Brett C. Boshco
 120 E. 23rd Street, 5th Floor
New York, New York 10010
(Name and Address of Agent for Service)

Approximate Date of Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.
Title of Securities Being Offered:  Shares of Beneficial Interest, no par value.
An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24-f2 under the Investment Company Act of 1940.  In reliance upon such Rule, no filing fee is paid at this time.
It is proposed that this filing will become effective on July 23, 2018 pursuant to Rule 488.

July 23, 2018

Dear Shareholder,

Thank you for taking a moment to read and consider the following. We are sure that, like most people, your life is busy and full of many tasks, decisions and opportunities. It can certainly be tempting to place this letter aside for consideration another day. Please take a moment now to read the following information.

We wish to provide you with important information concerning your investment in the Hatteras Alpha Hedged Strategies Fund (the "Target Fund"). After careful consideration, the Target Fund's Board of Trustees has unanimously approved an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Target Fund with and into the Staar Disciplined Strategies Fund (formerly, Staar Alternative Categories Fund) (the "Acquiring Fund"). The reorganization and transfer is subject to approval by shareholders of the Target Fund at a special meeting to be held on September 14, 2018 (the "Meeting").

Hatteras Funds entered into the liquid alternatives mutual fund business with the hope of providing advisors greater ease of allocation to hedged and non-correlated investment strategies. Our management of a suite of hedged mutual fund strategies over time enabled advisors and their clients to make meaningful allocations to such strategies in an effort to craft more efficient and effective portfolios. While we see the benefits associated with such strategies and structures, we have chosen to focus our efforts, long-term strategic vision, and our future product development toward alternative investment strategies and structures that are not necessarily daily liquid. Yet, while our focus moving forward has evolved away from daily liquid fund structures, we feel a sense of responsibility and motivation to ensure that our current clients in the Alpha Hedged Strategies Fund are well cared for in their allocation to liquid alternatives.

If shareholders of the Target Fund approve the reorganization and transfer, shares will be exchanged for shares of the Acquiring Fund equal in value to the shares of the Target Fund that you currently hold. Barrel Park Investments (the "Adviser") serves as the investment adviser of the Acquiring Fund.

The Acquiring Fund's investment objective is to utilize an "80% / 20%" allocation approach to funds-of-funds / single company stocks. The Adviser expects that 80% of the Acquiring Fund's investment portfolio would be invested in other mutual funds and ETFs (100% in the Target Fund, currently) and 20% of the Acquiring Fund's investment portfolio would be invested in single company stocks using the Adviser's research process.

In approving the reorganization and transfer, the Board of Trustees considered, among other things, the Acquiring Fund's investment objectives, strategies, policies, restrictions and risks; the fact that the Acquiring Fund's expense ratios are the same or lower than the Target Fund's; the Acquiring Fund's prospects for future growth; the performance of the Acquiring Fund; and the expected tax-free nature of the Reorganization to shareholders.

Accordingly, the Board recommends you vote FOR the proposed reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. The enclosed Prospectus/Proxy Statement provides greater detail about the proposal. The Board of Trustees recommends that you read the enclosed materials and vote FOR the proposal.

You may choose one of the following options: (i) to authorize a proxy to vote your shares (which is commonly known as proxy voting), or (ii) to vote in person at the Meeting:
•  Mail: Complete and return the enclosed proxy card(s).
•  Internet: Access the website shown on your proxy card(s) and follow the online instructions.
•  Phone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.
•  In person: Attend the Meeting on September 14, 2018.

We sincerely appreciate the opportunity to serve you and appreciate the confidence and trust you have placed in us to help you build a better portfolio over time. We believe that a vote FOR these proposals will serve to improve the investment, service, and cost structure for investors. Thank you for taking the time to consider this information and for taking the time to cast your vote.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 14, 2018
Hatteras Alpha Hedged Strategies Fund
NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Hatteras Alpha Hedged Strategies Fund, a series of Trust for Advisor Solutions, will be held at 10:00 AM Central Time on September 14, 2018, at 615 East Michigan Street, Milwaukee, WI 53202 (the "Meeting") for these purposes:
1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Hatteras Alpha Hedged Strategies Fund, a series of Trust for Advisor Solutions, to, and the assumption of all of the liabilities of the Hatteras Alpha Hedged Strategies Fund by, the Staar Disciplined Strategies Fund (formerly, Staar Alternative Categories Fund), a series of Staar Investment Trust,  in exchange for shares of the Staar Disciplined Strategies Fund and the distribution of such shares to the shareholders of the Hatteras Alpha Hedged Strategies Fund in complete liquidation of the Hatteras Alpha Hedged Strategies Fund (the "Proposal").

2.	To consider and act upon any other matters that may properly come before the Meeting and any adjourned session of the Meeting.
The Proposal is discussed in detail in the Combined Prospectus and Proxy Statement (the "Prospectus/Proxy Statement") attached to this notice.  Please read the Prospectus/Proxy Statement carefully for information concerning the Proposal.  The person named as proxy will vote in his discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof.
Shareholders of record at the close of business on July 16, 2018 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.
Each shareholder is invited to attend the Meeting in person.  Whether or not you plan to be present at the Meeting, we urge you to complete, sign and date the enclosed proxy card, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card.  If you vote by proxy and later desire to change your vote or vote in person, you may revoke your proxy at any time prior to its exercise at the Meeting.
Should the quorum necessary to transact business or the vote required to approve the Proposal not be obtained, the person named as proxy may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Hatteras Alpha Hedged Strategies Fund present in person or by proxy at the Meeting or an adjournment thereof.  The person named as proxy will vote "FOR" any such adjournment those proxies which he is entitled to vote in favor of the Proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the Proposal.
By order of the Board of Trustees of
 Trust for Advisor Solutions,

Andrew Chica
Chief Compliance Officer, Trust for Advisor Solutions

July 23, 2018

Your vote is important, regardless of the number of shares you own.  You can vote easily and quickly by phone, by mail, by internet or in person.  See the enclosed proxy card for instructions.  Please help avoid the expense of a follow-up mailing by voting today!

Combined Prospectus and Proxy Statement

July 23, 2018

Hatteras Alpha Hedged Strategies Fund Trust for Advisor Solutions 615 East Michigan Street Milwaukee, Wisconsin 53202 1-877-569-2382	Staar Disciplined Strategies Fund (formerly, Staar Alternative Categories Fund) Staar Investment Trust 120 E. 23rd Street, 5th Floor New York, New York 10010 1-212-313-9501

Transfer of all of the Assets and Liabilities of the
Hatteras Alpha Hedged Strategies Fund, a series of
Trust for Advisor Solutions
By and in Exchange for Shares of the
Staar Disciplined Strategies Fund, a series of
Staar Investment Trust

TABLE OF CONTENTS

SYNOPSIS	4
COMPARISON OF THE FUNDS	8
THE PROPOSAL – Approval of the Reorganization of the Target Fund into the Acquiring Fund	33
VOTING INFORMATION	39
APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – COMPARISON OF BUSINESS STRUCTURES, SHAREHOLDER RIGHTS AND APPLICABLE LAW	B-1

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy Statement") is being furnished to shareholders of the Hatteras Alpha Hedged Strategies Fund (the "Target Fund"), a series of Trust for Advisor Solutions (the "Target Trust"), in connection with the solicitation of proxies by the Board of Trustees (the "Target Trust Board," and its members, the "Target Trust Trustees") of the Target Trust for use at a special meeting of shareholders of the Target Fund and any adjournments or postponements thereof (the "Meeting").

The Meeting is scheduled to occur at 10:00 AM Central Time on September 14, 2018 at the offices of Target Trust, 615 East Michigan Street, Milwaukee, WI 53202.  The purposes of the Meeting are as follows:
1.
To approve an Agreement and Plan of Reorganization (the "Reorganization Plan") providing for the transfer of all of the assets of the Target Fund to, and the assumption of all of the liabilities of the Target Fund by, the Staar Disciplined Strategies Fund (formerly, Staar Alternative Categories Fund) (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Target Fund in complete liquidation of the Target Fund (the "Reorganization").

2.	To consider and act upon any other matters that may properly come before the Meeting and any adjourned session of the Meeting.

The Target Trust Board, including the Target Trust Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Target Trust (the "Target Trust Independent Trustees"), has approved the Reorganization Plan and the Reorganization.

Shareholders of record of the Target Fund at the close of business on July 16, 2018 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.  This Prospectus/Proxy Statement, the proxy card(s) and the accompanying Notice of Special Meeting of Shareholders were first mailed or given to shareholders of record of the Target Fund on or about July [  ], 2018.  The Target Trust Board requests that shareholders of the Target Fund vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.
This Prospectus/Proxy Statement provides information that a shareholder of the Target Fund should know before voting on the proposal to approve the Reorganization Plan and sets forth concisely information about the Acquiring Fund that a prospective investor ought to know before investing.  You should read this Prospectus/Proxy Statement and it should be retained for future reference.  It is both a proxy statement for the Reorganization and a prospectus for the Acquiring Fund.  If the Reorganization of the Target Fund occurs, you will become a shareholder of the Acquiring Fund.  If the Reorganization Plan is approved by the shareholders of the Target Fund and the Reorganization occurs, the Target Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the same class of shares of the Acquiring Fund with the same aggregate net asset value ("NAV") as the net value of the assets and liabilities transferred.  After that exchange, shares of each class received by the Acquiring Fund will be distributed pro rata to the Target Fund's shareholders of the corresponding class.
The Target Fund and the Acquiring Fund (each a "Fund," collectively, the "Funds") are each a series of a registered, open-end management investment company organized as a Delaware statutory trust.  The investment objective of the Target Fund is to seek long term capital appreciation.  The investment objective of the Acquiring Fund is to pursue long-term growth of investors' capital. The Funds have similar principal investment strategies and principal investment risks. The Target Fund is managed by Hatteras Funds, LP ("Hatteras" or the "Target Fund Advisor").  The Acquiring Fund is managed by Barrel Park Investments, LLC ("Barrel Park" or the "Acquiring Fund Advisor").
The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:
-	The Prospectus for the Target Fund dated April 30, 2018 (the "Target Fund Prospectus").
-	The Prospectus for the Acquiring Fund dated April 30, 2018 (the "Acquiring Fund Prospectus").
-	The Statement of Additional Information ("SAI") dated July 23, 2018 relating to the Reorganization.
The following documents have been filed with the SEC and are incorporated by reference into the SAI:
-	The Statement of Additional Information for the Target Fund dated April 30, 2018.
-	The Statement of Additional Information for the Acquiring Fund dated April 30, 2018.
-	The audited financial statements included in the Target Fund's Annual Report to shareholders for the fiscal year ended December 31, 2017.
-	The audited financial statements included in the Acquiring Fund's Annual Report to shareholders for the fiscal year ended December 31, 2017.
These documents are on file with the SEC. The Target Fund Prospectus is incorporated herein by reference and is legally deemed to be part of this Prospectus/Proxy Statement. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement and is incorporated herein by reference and is legally deemed to be part of this Prospectus/Proxy Statement. The SAI to this Prospectus/Proxy Statement also is incorporated herein by reference and is legally deemed to be part of this Prospectus/Proxy Statement. The Target Fund Prospectus, Target Fund SAI and Target Fund Annual Report are available on the Target Fund's website at: https://www.hatterasfunds.com/hatteras-alpha-hedged-strategies-fund/. Copies of these documents are also available at no cost by calling (877) 569-2382 or by sending an e-mail request clientsupport@hatterasfunds.com. Copies of the Acquiring Fund SAI are available at no charge by calling (888) 717-8227.

You also may view or obtain these documents from the SEC's Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. You may lose money by investing in the Funds.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Acquiring Trust or Target Trust.

SYNOPSIS
This Prospectus/Proxy Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization of a mutual fund into another mutual fund.  These responses are a summary of the information provided in the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization.  The material terms of the Reorganization are discussed in more detail in the section titled "THE PROPOSAL - Approval of the Reorganization of the Target Fund into the Acquiring Fund - Terms of the Reorganization Plan," and in the full text of the Reorganization Plan, which is attached as Appendix A.  Also included is a copy of the Acquiring Fund's prospectus, which you should read for more information about the Acquiring Fund.
What is being proposed?
The Target Trust Board is recommending that shareholders of the Target Fund approve the Reorganization Plan and the resulting Reorganization, in which the Acquiring Fund would acquire all of the assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund (the "Proposal").  The Target Fund, in turn, will distribute shares of the Acquiring Fund to shareholders of the Target Fund in liquidation, and shareholders of the Target Fund will become shareholders of the Acquiring Fund.  Your shares of the Target Fund will be cancelled.  Pursuant to the Reorganization Plan, you will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of your Target Fund shares as of the business day before the closing of the Reorganization.
Has the Board of the Target Fund approved the proposed Reorganization?
Yes. The Target Trust Board has approved the Reorganization and the Reorganization Plan and recommends that shareholders vote to approve the Reorganization Plan.  The Target Trust Board believes believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganization.
As described in more detail below, Hatteras and the Target Trust Board have engaged in discussions regarding how to pursue the best interests of the Target Fund and its shareholders.  Hatteras proposed that the Target Trust Board approve the Reorganization, in light of a number of factors, including the similarity in the investment objectives and strategies of the Target Fund and Acquiring Fund and that neither shareholders of the Target Fund or Acquiring Fund will pay for the costs associated with the Reorganization.  For information regarding the specific factors that were considered by the Target Trust Board, please refer to the section below entitled "Board Considerations".
When will the shareholder Meeting and the Reorganization take place?
The Meeting has been called for September 14, 2018 to consider the approval of the Reorganization.  If the Target Fund's shareholders approve the Reorganization, the Reorganization is currently scheduled to take place on or around September 17, 2018. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Acquiring Fund account number and number of shares owned.
What happens if the Reorganization is not approved?
If the Reorganization is not approved by the Target Fund's shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate.  The Target Trust Board then will consider such other actions as it deems necessary or appropriate for the Target Fund, which may include identifying other potential investment advisers to manage the Target Fund or liquidating the Target Fund.
How will shareholder voting be handled?
Shareholders who own shares of the Target Fund at the close of business on July 16, 2018 (the "Record Date") will be entitled to vote at the Meeting and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Reorganization by the Target Fund requires the affirmative vote of more than 50% of the total outstanding shares of the Target Fund entitled to vote.
Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or if eligible, via the Internet by following the on-line instructions. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.
You can revoke you proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the section below titled "VOTING INFORMATION."
What Acquiring Fund shares will I receive in the Reorganization?
Under the Reorganization Plan, Class A, Class C and Institutional Class shares of the Target Fund will be reorganized into the corresponding Class A, Class C, and Institutional Class shares of the Acquiring Fund.  The shares of the Acquiring Fund you receive in exchange for your Target Fund shares will have an aggregate NAV equal to the aggregate NAV of your respective Target Fund shares as of the close of business on the business day before the closing of the Reorganization.  The Acquiring Fund is a series of the Acquiring Trust.  The Acquiring Trust, like the Target Trust, is a statutory trust governed by the laws of the state of Delaware.  The purchase and redemption procedures of the Target Fund are substantially similar to those currently offered by the Acquiring Fund.
Distributions by the Acquiring Fund will continue to be paid on the same schedule after the Reorganization as they are currently.  Each Fund distributes net investment income and net realized capital gains annually in December.
For more information on the characteristics of the Acquiring Fund shares you will receive, please see the section titled "Choosing a Share Class" in the Acquiring Fund Prospectus that accompanies this Prospectus/Proxy Statement.
How do the Funds' investment objectives, principal investment strategies and principal investment risks compare?
The following summarizes the primary similarities and differences in the Funds' investment objectives, principal investment strategies and risks.
Investment Objectives:
The investment objectives of the Funds are similar.  The Target Fund seeks to provide long-term capital appreciation.  The Acquiring Fund pursues long-term growth of investors' capital.
Principal Investment Strategies:
The principal investment strategies of the Target Fund and the Acquiring Fund are similar.  Each Fund seeks to achieve its investment objective by investing a substantial portion of their assets in other investment companies ("Underlying Funds").  The Target Fund generally invests 100% of its assets in affiliated and unaffiliated Underlying Funds, while the Acquiring Fund invests at least 80% of its assets in unaffiliated Underlying Funds (which may include exchange traded funds ("ETFs")), while also investing directly in securities and other investments.  Both the Target Fund and Acquiring Fund may invest in Underlying Funds that hold U.S. and non-U.S. equity and debt securities, including emerging market securities.  Both the Target Fund and Acquiring Fund may acquire Underlying Funds that invest in securities of any market capitalization (small, mid, and large capitalization companies).  In addition to equity securities, the Underlying Funds in which both Funds may invest include investments in debt instruments, including convertible debt, high yield securities (i.e., "junk bonds"), mortgage-backed securities and asset-backed securities. Both the Target Fund and Acquiring Fund may invest in

Underlying Funds that engage in derivatives, such as options, futures and swaps, and Underlying Funds that may engage in short sales of securities. The Acquiring Fund also may invest directly in the investments described for the Underlying Funds.  In addition, the Acquiring Fund may invest directly in real estate investment trusts ("REITs").
The Target Fund seeks to utilize multiple Underlying Funds that employ various investment strategies and whose performance is not correlated with major financial market indices. By allocating its assets among a number of Underlying Funds, the Target Fund seeks to achieve its investment objective with less risk and lower volatility than if the Target Fund utilized a single strategy approach.  The principal investment strategies of the Underlying Funds in which the Target Fund invests include a long/short equity strategy, a long/short debt strategy, an event driven strategy and a managed futures strategy.  The Acquiring Fund seeks to utilize multiple Underlying Funds, including ETFs, as well as individual securities positions, that its investment advisor expects to benefit from market, economic, and/or fundamental trends.  The Acquiring Fund's investment advisor has broad discretion as to the asset categories and investments owned by the Acquiring Fund and a broad mix of investment types and management styles may be employed.  While the Acquiring Fund, like the Target Fund, may invest in Underlying Funds with investment strategies who performance is not correlated with major financial market indices, including long/short equity and debt strategies, event driven strategies and managed futures strategies, the Acquiring Fund may invest in Underlying Funds with other strategies and invest directly as well.  The Acquiring Fund may invest in Underlying Funds with other non-correlated strategies, as well as other investment strategies that may be correlated with major financial market indices but which the Acquiring Fund's investment advisor believes will provide superior performance.
For additional information, see "COMPARISON OF THE FUNDS - Comparison of Principal Investment Strategies."
Principal Investment Risks:
The principal investment risks of the Target Fund and the Acquiring Fund are similar.  The Funds disclose principal risks relating to risks of investing in various types of investments such as equity securities, fixed income securities, foreign securities, securities of other investment companies and derivatives.  The Funds also disclosure principal risks relating to the various investment strategies that the Underlying Funds in which the Funds invest may engage including managed futures strategy/commodity risks, arbitrage trading risks, and special situations risks.
Although most of the risks of the Funds are similar, the Acquiring Fund, but not the Target Fund, is subject to new advisor risk and the risk of investing in REITs. For additional information, see "COMPARISON OF THE FUNDS - Comparison of Principal Investment Risks."
How do the fundamental investment restrictions of the Target Fund and the Acquiring Fund compare?
Most of the fundamental investment restrictions of the Target Fund and Acquiring Fund are similar.  The key differences in the fundamental investment restrictions of the Funds include differences with respect to the restrictions on lending. borrowing and engaging in short sales.  The Target Fund, but not the Acquiring Fund, may lend its portfolio securities and engage in short sales.  The Target Fund also is permitted to borrow to create leverage, while the Acquiring Fund is not.  The Acquiring Fund is subject to a fundamental investment restriction that limits certain derivative investments, while the Target Fund is not subject to a similar restriction.

How do the fees of the Acquiring Fund compare to those of the Target Fund?
The investment management fee for the Target Fund is at an annual rate of 0.25% of average daily net assets of the Target Fund, while the investment management fee for the Acquiring Fund is at the higher annual rate of 0.80% of average daily net assets of the Acquiring Fund.  The higher management fee for the Acquiring Fund in part reflects the additional investment management services provided by the Acquiring Fund Advisor, which may invest up to 20% of the Acquiring Fund's assets directly in securities and other instruments, rather than Underlying Funds.
The Acquiring Fund Advisor has contractually agreed to limit Acquiring Fund expenses (exclusive of front-end or contingent deferred loads, 12b-1 fees,  taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the extent necessary to insure the Acquiring Fund's total annual operating expenses do not exceed 1.99% of the average daily net assets of each class of the Acquiring Fund's shares, respectively through at least April 30, 2020.  This expense cap arrangement for the Acquiring Fund is 25 basis points lower than the current expense cap arrangement for the Target Fund.  After the Reorganization, shareholders of Class A shares, Class C shares and Institutional Class shares are expected to be subject to the lower annual fund operating expenses than shareholders experienced as shareholders of the Target Fund.
Additional pro forma fee, expense, and financial information is included in the "COMPARISON OF THE FUNDS - Comparison of Shareholder Fees and Annual Fund Operating Expenses" section of this Prospectus/Proxy Statement.
What are the federal income tax consequences of the Reorganization?
The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes  and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled "Federal Income Tax Consequences of the Reorganizations" (although there can be no assurance that the Internal Revenue Service ("IRS") will agree with such opinion).   Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of its Reorganization.  In addition, the tax basis and holding period of a shareholder's Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in its Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.
Immediately prior to the Reorganization, the Target Fund will declare and pay a distribution of substantially all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carry-forwards), if any, to its shareholders.  The cost basis and holding period of the Target Fund shares are expected to carry over to your new shares in the Acquiring Fund.
For more detailed information about the tax consequences of the Reorganizations please refer to the "Federal Income Tax Consequences of the Reorganizations" section below.
Who manages the Target Fund and the Acquiring Fund?
Barrel Park Investments, LLC serves as the invesment advisor for the Acquiring Fund.  Brett Boshco is the portfolio manager for the Acquiring Fund and has served as the portfolio manager since February 9, 2018. Mr. Boshco is the Chief Executive Officer of the Barrel Park and a Trustee of the Acquiring Trust.
Hatteras Funds, LP serves as investment advisor to the Target Fund. Michael Hennen is the portfolio manager for the Target Fund and has served as the portfolio manager for over eight years.

Will there be any sales charge, commission or other transaction fee in connection with the Reorganization?
No.  There will be no sales charge, commission or other transactional fee in connection with the Reorganization.  The full and fractional value of shares of the Target Fund will be exchanged for full and fractional corresponding shares of the Acquiring Fund having equal aggregate value, without any sales charge, sales load, commission or other transactional fee being imposed.
However, for Class A or Class C shares that you receive in connection with the Reorganization to which a contingent deferred sales charge ("CDSC") would otherwise apply, the time period for the CDSC will continue to age from the date you purchased the respective shares of the Target Fund.  Institutional Class shares of the Funds are not subject to a CDSC.
Are there any significant differences between shares of the Target Fund and Acquiring Fund?
No.  You may purchase or redeem shares of either Fund on any day that the New York Stock Exchange ("NYSE") is open for business. The sales charge and 12b-1 fee plan structures for the Class A shares and Class C shares of the Target Fund and Acquiring Fund are identical. There are no sales charges or 12b-1 fees assessed on the Institutional Class shares of either Fund. The minimum initial investment for the Class A shares and Class C shares of both the Target Fund and Acquiring Fund is $1,000, while the minimum subsequent investments must be at least $250 for the Target Fund and $50 for the Acquiring Fund.  There are no minimums for subsequent investments with respect to the Institutional Class shares of the Target Fund or Acquiring Fund where the aggregate $1 million minimum initial investment has been satisfied.

Can I still add to my existing Target Fund account until the Reorganization?
Yes.  Target Fund shareholders may continue to make additional investments until July 13, 2018.  In anticipation of the Reorganization, the Target Fund is expected to be closed to new shareholders as of July 16, 2018.
Will either Fund pay fees associated with the Reorganization?
No.  The costs of the Reorganization will be borne by Barrel Park and Hatteras.
COMPARISON OF THE FUNDS
This section provides a comparison of each Fund, including but not limited to, each Fund's shareholder fees, annual fund operating expenses, investment objective, principal investment strategies, principal investment risks, fundamental investment restrictions, and historical performance.  There is no assurance that a Fund will achieve its stated objective.
Comparison of Shareholder Fees and Annual Fund Operating Expenses
Shareholder fees are fees paid directly from your investment.  The shareholder fees presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price, and the maximum CDSC on redemption of Fund shares as a percentage of the amount invested or their redemption value, as applicable.  However, you will not have to pay any sales charge on any shares of the Acquiring Fund received as part of the Reorganization.
Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management and administrative services, including recordkeeping, accounting and other shareholder services.  You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.
The annual fund operating expenses shown in the tables below represent annualized expenses for the Target Fund and the Acquiring Fund, as well as those estimated for the Acquiring Fund on a pro forma basis, assuming shareholder approval of the Reorganization and consummation of the Reorganization.  The Annual Fund Operating

Expense tables below allow a shareholder to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization.
The investment management fee for the Target Fund is at an annual rate of 0.25% of average daily net assets of the Target Fund, while the investment management fee for the Acquiring Fund is at the higher annual rate of 0.80% of average daily net assets of the Acquiring Fund.  The higher management fee for the Acquiring Fund in part reflects the additional investment management services provided by the Acquiring Fund Advisor, which may invest up to 20% of the Acquiring Fund's assets directly in securities and other instruments, rather than Underlying Funds.  The Class A, Class C and Institutional Class shares of the Acquiring Fund are new classes of shares that were registered in connection with the Reorganization.  The annual fund operating expenses for the Class A, Class C and Institutional Class shares of the Acquiring Fund are based on the expenses of the Investor Class shares, the Acquiring Fund's original class of shares.
The Acquiring Fund Advisor has contractually agreed to limit Acquiring Fund expenses (exclusive of front-end or contingent deferred loads, 12b-1 fees,  taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the extent necessary to insure the Acquiring Fund's total annual operating expenses do not exceed 1.99% of the average daily net assets of each class of the Acquiring Fund's shares, respectively through at least April 30, 2020.  This expense cap arrangement for the Acquiring Fund is 25 basis points lower than the current expense cap arrangement for the Target Fund.  After the Reorganization, shareholders of Class A shares, Class C shares and Institutional Class shares are expected to be subject to the lower annual fund operating expenses than shareholders experienced as shareholders of the Target Fund.

The Annual Fund Operating Expenses shown in the table below are based on the expenses of each Fund for the fiscal year ended December 31, 2017.  Also shown are the Annual Fund Operating Expenses projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, based on combined net assets as if the Reorganization had occurred on January 1, 2017 and had a year of combined operations.

Examples

These Examples are intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund, and the Acquiring Fund after the Reorganization with the cost of investing in other mutual funds.  The Examples assume that you invest $10,000 in the Target Fund, the Acquiring Fund and the Acquiring Fund after the Reorganization for the time periods indicated and reinvest all dividends and distributions.  The Examples also assume that your investment has a 5% return each year, that the Funds' operating expenses without waivers remain the same and that expenses were capped for the periods indicated above.  The pro forma expense examples reflect the expense limitation agreement in effect through April 30, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If shares are redeemed:
	1 Year	3 Years	5 Years	10 Years
Class A Shares
Hatteras Alpha Hedged Strategies Fund	$854	$1,669	$2,568	$5,240
Staar Disciplined Strategies Fund	$741	$1,312	$1,942	$3,815
Staar Disciplined Strategies Fund (pro forma, assuming consummation of the Reorganization)	$739	$1,306	$1,932	$3,791
Class C Shares
Hatteras Alpha Hedged Strategies Fund	$575	$1,496	$2,622	$5,969
Staar Disciplined Strategies Fund	$456	$1,121	$1,965	$4,474
Staar Disciplined Strategies Fund (pro forma, assuming consummation of the Reorganization)	$454	$1,115	$1,954	$4,448
Institutional Class Shares
Hatteras Alpha Hedged Strategies Fund	$372	$1,173	$2,056	$4,680
Staar Disciplined Strategies Fund	$253	$798	$1,399	$3,184
Staar Disciplined Strategies Fund (pro forma, assuming consummation of the Reorganization)	$251	$792	$1,388	$3,159
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares
Hatteras Alpha Hedged Strategies Fund	$854	$1,669	$2,568	$5,240
Staar Disciplined Strategies Fund	$741	$1,312	$1,942	$3,815
Staar Disciplined Strategies Fund (pro forma, assuming consummation of the Reorganization)	$739	$1,306	$1,932	$3,791
Class C Shares
Hatteras Alpha Hedged Strategies Fund	$475	$1,496	$2,622	$5,969
Staar Disciplined Strategies Fund	$356	$1,121	$1,965	$4,474
Staar Disciplined Strategies Fund (pro forma, assuming consummation of the Reorganization)	$354	$1,115	$1,954	$4,448
Institutional Class Shares
Hatteras Alpha Hedged Strategies Fund	$372	$1,173	$2,056	$4,680
Staar Disciplined Strategies Fund	$253	$798	$1,399	$3,184
Staar Disciplined Strategies Fund (pro forma, assuming consummation of the Reorganization)	$251	$792	$1,388	$3,159

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds' performance.  During the fiscal year ended December 31, 2017, the Target Fund's portfolio turnover rate was 123.00% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 9.66% of the average value of its portfolio.

Comparison of Investment Objectives
The investment objectives of the Funds are similar.  The Target Fund seeks to provide long-term capital appreciation.  The Acquiring Fund pursues long-term growth of investors' capital.
Comparison of Principal Investment Strategies
The Target Fund and the Acquiring Fund have similar principal investment strategies.  Provided below is the principal investment strategies of the Target Fund and the Acquiring Fund.
Target Fund.  As a mutual fund of funds, the Target Fund pursues its investment objective by allocating the Target Fund's assets to affiliated and non-affiliated Underlying Funds. The Target Fund invests its assets with a weighting in one or more of the Underlying Funds consistent with its objective of achieving long term capital appreciation, while seeking to maintain low correlation to traditional financial market indices such as the S&P 500® Index. The Target Fund's performance and ability to achieve its objective rely on the performance of the Underlying Funds in which it invests.

The Target Fund Advisor seeks to utilize multiple Underlying Funds that employ various investment strategies and whose performance is not correlated with major financial market indices. By allocating its assets among a number of Underlying Funds, the Target Fund seeks to achieve its investment objective with less risk and lower volatility than if the Target Fund utilized a single strategy approach. The Target Fund Advisor believes that the use of such Underlying Funds may mitigate losses in generally declining markets because the Target Fund will be invested in multiple Underlying Funds utilizing non-correlated strategies. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may not function as anticipated.

The principal strategies to be employed by the Underlying Funds are as follows:

Long/Short Equity - This strategy employs long and short trading in (i) common stock and preferred stock of U.S. and foreign issuers, (ii) shares of ETFs that principally invest in such securities, or (iii) options on such securities, ETFs, or broad-based market indices to attempt to outperform the broader equity market on a risk-adjusted basis in both rising and declining markets.

Long/Short Debt - This strategy employs long and short trading in certain debt and fixed income securities, asset-backed and mortgage-backed securities, and derivative instruments (including swaps, futures, and options) to take advantage of perceived discrepancies in the market prices and attempts to maximize long-term total return.

Event Driven - This strategy is designed to invest in the publicly-traded common and preferred stock of companies that will be impacted by a corporate event and invest in derivative instruments to generate returns and achieve capital appreciation.

Managed Futures Strategies - This strategy is designed to invest in derivative instruments that gain exposure to and capture trends in the U.S. and non-U.S. equity, fixed income, currency and commodities markets.

The Target Fund Advisor determines the amount of the Target Fund's assets to allocate to each strategy based on market conditions and the strategies that the Target Fund Advisor expects will best achieve the Target Fund's investment objective. The allocation of assets may change over short or long periods of time.

The Underlying Funds may invest in securities of all market capitalizations (small, mid, and large capitalization companies). Such securities include common and preferred stock, debt instruments, including convertible debt and high yield securities (i.e., "junk bonds"), options, futures, and mortgage-backed securities. The Underlying Funds may invest in debt instruments of any maturity, duration, or credit quality.

The Underlying Funds may invest in foreign securities (including those from developing countries) and depositary receipts relating to foreign securities and may enter into equity, interest rate, index, and currency rate swap agreements. Derivative instruments in which the Underlying Funds may invest include options, futures, and swaps. The Underlying Funds may invest in these types of instruments to reduce risk through hedging or to take market risk (i.e., for speculative purposes). The Underlying Funds may also invest in ETFs. The Underlying Funds may invest a substantial portion of their assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities.

The Target Fund and each Underlying Fund may not directly invest more than 15% of their respective net assets in illiquid securities, and the Target Fund Advisor expects that the Target Fund will not invest, directly or indirectly, more than 15% of its net assets in illiquid securities.

The Target Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions. To the extent the Target Fund employs such strategies, the Target Fund may not achieve its investment objective. The Underlying Funds also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies.
Acquiring Fund.  The Acquiring Fund's main strategy is to identify investment opportunities that the Acquiring Fund Advisor expects to benefit from market, economic, and/or fundamental trends.  The Acquiring Fund Advisor has broad discretion as to the asset categories and investments owned by the Acquiring Fund.  A broad mix of investment types and management styles may be employed.
The Acquiring Fund is a "fund of funds" that pursues its investment objectives primarily by investing in the shares of other mutual funds and ETFs. Under normal conditions 80% or more of its total assets are invested in other mutual funds or ETFs.
The Acquiring Fund Advisor seeks out registered funds and ETFs that it believes have a history of superior performance, an investment objective that fits into the Acquiring Fund's mix of holdings, and reasonable fees and expenses.  The Acquiring Fund Advisor attempts to own shares of funds with a variety of management styles.
The Underlying Funds in which the Acquiring Fund invests may themselves hold equity and debt securities of domestic and/or foreign companies and governments, including emerging markets.  There are no limits on the size of companies that may be owned directly or indirectly though Underlying Funds. In addition to equity securities, the Underlying Funds my invest in debt securities, including convertible debt, high yield securities (i.e., "junk bonds"), mortgage-backed securities and asset-backed securities.  The Underlying Funds may invest in debt instruments of any maturity, duration, or credit quality. Depending on market conditions and trends, the Acquiring Fund Advisor weighs the overall portfolio mix of shares the Acquiring Fund owns to higher or lower market capitalization, asset classes, sectors or industries. The Underlying Funds may engage in derivatives, such as options, futures and swaps, and may engage in short sales of securities.
With respect to equity securities and Underlying Funds, depending on market conditions and trends, the Acquiring Fund Advisor may weigh the styles toward either growth or value.  In addition, the Acquiring Fund Advisor also may seek to invest in certain Underlying Funds that employ various alternative investment strategies that may contribute returns to the Acquiring Fund that are not correlated with major financial market indices. These alternative strategies may include long-short equity and/or long-short debt strategies that take both long and short positions in securities and on market indices to provide risk-adjusted returns in both up and down markets. The Acquiring Fund may also purchase Underlying Funds that pursue an event driven strategy or managed futures strategy.  Event driven strategies seeks to exploit pricing inefficiencies in securities that may occur before or after a corporate event, such as a bankruptcy, merger or acquisition.  A managed futures strategy engages in futures trading with respect to commodities, currencies and market indices. Although many alternative investment strategies have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices, such strategies may become correlated at certain times, such as during a liquidity crisis in global financial markets.

In deciding to buy, hold or sell a particular Underlying Acquiring Fund or individual security, the Acquiring Fund Advisor considers a number of factors.  The Acquiring Fund Advisor examines general economic and market trends and their possible effect on the Acquiring Fund.  The Acquiring Fund Advisor evaluates trends and price movements of the companies and industries in which the Acquiring Fund is invested.  If a holding fails to perform up to expectations, it may be sold.  Similarly, if an Underlying Fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of Underlying Fund positions may be done in stages over a period of weeks or months.  The investment objective of the Acquiring Fund is to pursue long-term growth of investors' capital.  The Acquiring Fund's main strategy is to identify investment opportunities that the Acquiring Fund Advisor expects to benefit from market or economic trends.  The Acquiring Fund Advisor has broad discretion as to the asset categories and investments owned by the Acquiring Fund.  A broad mix of investment types and management styles may be employed.
The Acquiring Fund may purchase derivatives from time-to-time in the form of covered call options or put options. A "put option" is a contract that gives the purchaser the right to sell a particular stock at a certain price prior to the expiration of the contract. A "call option" is a contract that gives the owner the right to purchase a particular stock at a certain price prior to the expiration of the call option. If an option contract is not exercised by either selling or purchasing the underlying stock during its term, the contract expires and the Acquiring Fund has not further obligations; however the price paid for the contract is not refunded to the purchaser.
The Acquiring Fund may have exposure to other forms of derivatives, such as futures and swaps, if they are owned by an Underlying Fund.
The Acquiring Fund seeks to avoid active and frequent trading of portfolio securities to achieve its principal investment strategies.  However, frequent trading may be necessary under certain circumstances such as volatile market conditions or unusual shareholder redemptions.  To the extent trading is more frequent, portfolio turnover could increase. A fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains, which are taxed at ordinary income tax rates.
The Acquiring Fund Advisor may, from time to time, take temporary defensive positions that are inconsistent with the Acquiring Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  The Acquiring Fund may increase or decrease its cash and short-term holdings depending on the manager evaluation of market conditions, or when anticipated liquidity needs are a concern.  To the extent such temporary positions are employed the Acquiring Fund may not be able to fulfill its objective for a period of time.
Comparison of Fundamental Investment Restrictions
The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund's Board of Trustees without shareholder approval. A comparison of the Target Fund's and the Acquiring Fund's fundamental policies is provided below.

The differences between the fundamental investment restrictions between the Target Fund and Acquiring Fund are described below.

	Target Fund	Acquiring Fund	Description of Differences
Concentration	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the	Except for investments in the mutual fund or investment company industry, the Fund will not make investments that	There are no material differences between the policies.

	Target Fund	Acquiring Fund	Description of Differences
U.S. Government, its agencies, and instrumentalities. For purposes of complying with this restriction, the Fund will look through to the securities of the Affiliated Funds.
will result in a concentration (as that term is defined in the 1940 Act) or any rule or order under the 1940 Act) of its investment securities of issuers primarily in the same industry; provided that this restriction does not limit the investment of the fund assets in obligations issued or guaranteed by the U.S. government, its agencies or in tax-exempt securities or certificates of deposit.

Senior Securities and Short Sales	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.
A Fund will not issue senior securities, including not issuing securities that have preference or seniority over other classes; provided that this will not prevent a Fund from creating different classes of shares to provide for different arrangements for shareholder services or the distribution of securities or both, to the extent permitted by Rule 18f-3 of the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund will not engage in short sales (borrowing stock from someone else and selling it in anticipation of the price going down, at which time it is repurchased and returned to the lender). However it is possible that managers of other open or closed end funds owned by a Fund may employ short sales.

The Target Fund's senior securities restriction explicitly allows short sales of securities, while the Acquiring
 Fund has a policy that does not allow it to engage in short sales directly but permits it to invest in Underlying Funds that do.

The Target Fund permits issuing senior securities to evidence indebtedness, while this practice is not permitted by the Acquiring Fund.

Borrowing and Margin
The Fund may not borrow money except that it may borrow:  (a) for leveraging purposes, (b) from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or (c) by entering into reverse repurchase agreements, if, immediately

The Fund will not purchase securities with borrowed money (or margin). The Board of Trustees of the Trust can make limited purchases of shares of other mutual funds that utilize margin purchases provided that the total exposure to margin in the Fund does not exceed 5% of

The Acquiring Fund has a more restrictive borrowing restriction.  The Target Fund may borrow money for the purpose of leveraging the Target Fund, while the Acquiring Fund may not borrow money to purchase securities.

	Target Fund	Acquiring Fund	Description of Differences

after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

net asset values.  In general, the policy of the Fund is to avoid debt. It will not borrow money, except where it would become necessary to allow the Trust to maintain or improve its day-to-day operations in the interest of Fund shareholders. For that purpose, the Trust may obtain a line of credit or obtain specific financing from a bank, other financial institution or individual(s).

The Acquiring Fund has a policy that limits the use of margin by the Acquiring Fund and the Underlying Funds that it invests in, while the Target Fund is only limited by the borrowing restrictions of the 1940 Act with respect to margin requirements.

Lending	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.	The Fund may not loan cash or portfolio securities to any person. However, this does not prevent managers of other mutual funds owned by a Fund from making such loans within their portfolios.
The Target Fund is permitted to engage in securities lending, while the Acquiring Fund is not permitted to loan its securities.  The Acquiring Fund, however, may invest in Underlying Funds that engage in securities lending.

Real Estate
The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

The purchase of real estate is permitted in the Fund.  The majority of any real estate holdings, if any, will be in Real Estate Investment Trusts (REITs) and/or real estate-oriented mutual funds, thereby preserving a high degree of liquidity that is not possible with other forms of real estate ownership.  However, if a special situation arises which the Board considers to be advantageous to the Fund, a real estate asset with limited liquidity may be owned as long as it does not exceed five percent (5%) of the total value of the Fund at the time of purchase.  If other assets decline in value so as to force such an asset to exceed five

The Acquiring Fund's real estate investment restriction is more permissive than that of the Target Fund.  The Acquiring Fund is permitted to invest in a broader range of real estate investments than the Acquiring Fund.  Although the Acquiring Fund has flexibility to invest in real estate assets that are less liquid, it does not currently do so.

	Target Fund	Acquiring Fund	Description of Differences

percent (5%), the Trustees will attempt to sell the asset if a favorable price can be obtained.  However, if it is not in the best interest of the shareholders, the Board may delay such sale until a more favorable time.   The purchase of real estate mortgage loans is permitted in the Fund.  Such mortgages will generally be in government agency backed loans such as Government National Mortgage Association loans.  However, a minority of mortgage securities owned by the Fund may be in non-government agency backed loans.

Commodities	The Fund may not purchase or sell commodities or commodity contracts.	Commodities and precious metals or securities and contracts deriving their value from commodities and precious metals may be purchased by the Fund.
The Acquiring Fund is permitted to invest in commodities and commodity contracts (futures contracts), while the Target Fund is not permitted to invest in such investments.  However, the Acquiring Fund does not currently invest directly in futures contracts.

Underwriting
The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

The Trust will not act as an underwriter of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a statutory underwriter for the purposes of the Securities Act of 1933.
There are no material differences between the policies.
Diversification	The Fund is classified as diversified.	The Fund is classified as diversified.	There are no differences between the policies.
Others
Mortgage/Pledge/Hypothecate

The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under the Borrowing Investment Restriction above), or with respect to a securities lending program.
Notwithstanding anything to the
		Mortgage/Pledge/Hypothecate None.	While the Acquiring Fund does not have a stated fundamental restriction with respect to mortgaging, pledging and hypothecating assets, its practices are similar to that of the Target Fund.

Target Fund	Acquiring Fund	Description of Differences
contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.
Derivatives None.
Derivatives

The Fund and any portfolio managers it employs may use derivatives, which are financial instruments which derive their values from the performance of another security, assets or index.  Derivatives include options and future contracts.  The writing of put and call options are permitted by the Fund and any portfolio managers it may employ.  However, the use of such options is to represent a minority of any portfolio manager's activity, and will be employed in a conservative manner to protect a profit or offset losses in the event of projected significant price reductions.  The Trustees or a portfolio manager employed by them may purchase a put, which provides the right to sell a security to another party at a predetermined price within a period of time. Similarly a call option may be purchased which provides the right to purchase a security at a predetermined price within a period of time.  A call option may also be sold to another party.  Such options will be "covered", meaning a Fund owns an amount of the underlying security equal to or greater than the amount of the security represented in the option.  Put options will not be sold because, in the Advisor's opinion, they expose a Fund to additional risk, which the Board wishes to avoid.
The Acquiring Fund has a fundamental restriction with respect to its derivative practices, while the Target Fund has no comparable fundamental restriction.

Target Fund	Acquiring Fund	Description of Differences

Similarly, options based upon indexes or other assets, such as commodities, may be purchased to protect a portfolio, but not sold where a Fund would be required to pay cash to another party based upon a future price change.  Any mutual funds owned by a Fund will be screened to determine if such mutual funds' policies on options, futures, margin or other strategies differ greatly from that of the Trust; however, the Board will not be able to control the use of such strategies by mutual funds.  Therefore, at any given time a Fund's risk could be increased to the extent portfolio managers of other mutual funds employ these kinds of strategies in a manner inconsistent with the Trust's policies.

For more information concerning the Funds' investment policies and restrictions, see each Fund's Prospectus and SAI.
Comparison of Principal Investment Risks
Like all investments, an investment in each Fund involves risk.  All of the principal investment risks applicable to the Funds are described below.  As previously noted, the Funds have similar investment objectives and similar principal investment strategies.  An investment in the Acquiring Fund involves similar risks as an investment in the Target Fund, as noted below.  The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.  As with any mutual fund, the value of a Fund's shares will change, and you could lose money on your investment.  A variety of factors can affect the investment performance of a Fund and prevent it from achieving its objective.
The table below describes the principal investment risks of each Fund. Although the Funds present their risks differently, the principal risks of the Target Fund and the Acquiring Fund are effectively the same, because the principal investment strategies of the Funds are substantially the same.

Target Fund	Acquiring Fund
Market Risks: The value of equity securities and other investments owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events in the U.S. or abroad that affect individual issuers, sectors or large portions of the

Market Risk: While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.  Volatility has

Target Fund	Acquiring Fund
market.
sometimes adversely affected the stock prices even of financially sound companies and funds.  Such market conditions add to the short-term risk of investing in the Fund.

Bond Market Risk: Investing in bonds may involve risks that affect the bond markets in general, such as general economic conditions and adverse changes in interest rates.

Investment Risk: Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Market Behaviors Risk:  Markets go up and down.  Generally, some markets are more volatile than others, including smaller companies and emerging markets.  There is always a risk that an individual security or a sector or entire market will decline in price, creating a loss for an investor.  Foreign stock markets may be riskier than U.S. markets.

Management Risks: The Fund's success will depend on the skill and acumen of the Underlying Funds' portfolio management personnel.
Management Risk:  There is a risk that the Advisor's research, analysis techniques and strategies used by the Advisor and/or the Advisor's selection of securities may fail to produce the intended results.

Investment Management Risk:  The Advisor is responsible for the selection and allocation of the Fund's investments.  Its decisions can affect the performance of the Fund apart from general market conditions and trends thereby causing the Fund to underperform its comparison benchmark(s) or other funds with similar objectives.

Fixed Income Securities Risks: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may "call," or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities

Fixed Income Securities Risks: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. Interest rates may go up resulting in a decrease in the value of fixed income securities. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. Fixed income securities are subject to credit risk. Credit risk is the risk that an issuer will not make, or the market might expect the issuer to not be able to make, timely payments of principal and interest. There is also the risk that an issuer may "call," or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income

Target Fund	Acquiring Fund
for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

High Yield Securities Risks: Fixed income securities that are rated below investment grade (i.e., "junk bonds") are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

securities may make it more difficult to sell or buy a security at a favorable price or time.

Credit Risk: There is a risk that an issuer of fixed-income or debt securities will not make timely payments of principal and interest.  Issuers of debt securities can also default on the bond principal.  This applies to cash positions and any bond positions that the Fund might take.  However, while the use of bonds is permitted, it is not a primary investment strategy.

Junk Bond Risk: Though the Fund generally does not own "junk bonds," a rating downgrade could result in the Fund holding a position classified as "junk."  Junk bonds expose investors to higher volatility and greater risk of default.  Ratings range from AAA (S&P) and Aaa (Moody's Investors Service's ("Moody's")) to D (S&P) and C (Moody's).  A rating below BBB- and Baa- respectively signals non-investment grade or "junk" bond status.

Managed Futures Strategy/Commodities Risks: Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Managed Futures Strategy/Commodities Risks: Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Underlying Fund's investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Underlying Fund to lose money. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets

Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Underlying Fund's investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Underlying Fund to lose money.

Target Fund	Acquiring Fund
underlying mortgage-backed and asset-backed securities may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. To the extent an Underlying Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, such Underlying Fund may be more susceptible to risk factors affecting such types of securities.

Derivative Securities Risks: The Underlying Funds may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Underlying Funds and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives Risk:  The Underlying Funds may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Underlying Fund and therefore the Fund. The Underlying Funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Funds are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.	Options and Futures Risks: The Underlying Funds may invest in options and futures contracts. The Underlying Funds also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Funds may have difficulty closing out their positions.
Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on,

Swap Agreement Risks: The Underlying Funds may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns

Target Fund	Acquiring Fund
or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Hedging Risks: The Underlying Funds may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Fund desires.

earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Funds bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

Foreign Securities Risks: The Underlying Funds may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets. Depositary receipts may not provide a return that corresponds precisely with that of their corresponding underlying foreign shares.

Currency Risks: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Sovereign Debt Risks: Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and an

Foreign Investment Risk:  Investing in foreign securities involves risks such as adverse political, social, political and economic developments, different regulations to which companies are subject, currency fluctuations, limited information about the foreign companies, less liquidity in foreign markets and less protection for the shareholders in the foreign market.

Emerging Markets Risk:  Investments in less mature economies can be exposed to greater risks due to smaller and less liquid markets, less stable political environments and less developed economic policies and controls.  Emerging markets can be more volatile, experiencing greater "ups and downs" than mature markets.

Country, Region and Currency Risks:  Political upheaval, natural disasters or financial crises can affect a country or a region adversely, causing declines in their respective markets.  In addition, companies in foreign nations are not subject the same accounting and regulatory requirements as are firms in the U.S.  These factors along with longer-term trends in a nation's financial strength can adversely affect a country's currency value compared to other countries.  Not only are the Fund's investments in overseas securities affected by these factors; U.S. firms doing business overseas are affected by these factors.

Currency Risks: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Target Fund	Acquiring Fund
Underlying Fund may be unable to enforce its rights against the issuers.
Sovereign Debt Risks: Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and an Underlying Fund may be unable to enforce its rights against the issuers.

Smaller Capitalization Risks: The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

Equity Securities Risk:  The equity securities held in the portfolio of the Fund or Underlying Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Small-Capitalization Companies Risk:  Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Mid-Capitalization Companies Risk: Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Large-Capitalization Companies Risk:  Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Shares of Other Investment Companies Risks: The Underlying Funds may invest in or sell short shares of other unaffiliated investment companies, including ETFs, as a means to pursue their investment objectives. As a result of this policy, your cost of investing in the

Risks of Investing in Funds:  There are certain risks associated with the character and mechanics of mutual funds.  Shareholders do not control investment transactions and decisions made by managers determine performance.  Transactions can cause taxable distributions that are passed through to shareholders.

Target Fund	Acquiring Fund
Fund will generally be higher than the cost of investing directly in the Underlying Funds. The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. Additionally, trading of ETF shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or security-specific or market-wide "circuit breakers" (which are tied to large decreases in stock prices) are activated and halt trading in the ETF's shares or in stocks generally. ETFs in which the Underlying Funds invest typically will not be able to replicate exactly the performance of the indices they track. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Investors in the Fund indirectly pay the expenses of Underlying Funds in addition to the direct expenses of the Fund.

Exchange-Traded Funds Risk:  In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund's shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund's shares may not develop or be maintained; (3) trading an exchange-traded fund's shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an Underlying Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an Underlying Fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an Underlying Fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

Aggressive Investment Risks: The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

Arbitrage Trading Risks: The principal risk associated with arbitrage investment strategies is that the underlying relationships between securities in which an Underlying Fund takes investment positions may change in an adverse manner, in which case the Underlying Fund, and consequently the Fund, may realize losses.

Alternative Investments Risks:  The Underlying Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivative transactions. Although many of the Underlying Funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Funds may use long only or short only strategies.

Arbitrage Trading Risks: The principal risk associated with arbitrage investment strategies is that the underlying relationships between securities in which an Underlying Fund takes investment positions may change in an adverse manner, in which case the Underlying Fund, and consequently the Fund, may realize losses.

Special Situations Risks: The Fund may invest in Underlying Funds that use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer's securities and fail to produce gains

Target Fund	Acquiring Fund
Special Situations Risks: The Fund may invest in Underlying Funds that use aggressive investment techniques, including seeking to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce an indirect loss for the Fund.

or produce an indirect loss for the Fund.

Value Risk:  A value stock may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the portfolio manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Growth Risk:  The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters.  Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore growth securities may go in and out of favor over time.

Cybersecurity Risk: With the increased use of the Internet and because information technology ("IT") systems and digital data underlie most of the Funds operations, the Funds and their  investment advisor, sub-advisor, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively "Service Providers") are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks ("Cyber Risk"). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Funds' or Service Providers' website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact the Funds or their shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Funds' ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and

Cybersecurity Risk:  The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Target Fund	Acquiring Fund
contractual indemnification provisions may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. While the Funds and their Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Cyber Risk is also present for the Underlying Funds and for issuers of other securities or other instruments in which the Underlying Funds invests, which could result in material adverse consequences for such Underlying Funds or issuers, and may cause the Fund's investment in such Underlying Funds or issuers to lose value.

Short Sales Risks: The Underlying Funds may make short sales of securities, which involve selling a security the Underlying Fund does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose an Underlying Fund to the risk that it will be required to buy ("cover") the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Underlying Fund and therefore the Fund. Short sales are subject to the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss to the Underlying Fund and therefore the Fund.

Short Sales Risks: The Underlying Funds may make short sales of securities, which involve selling a security the Underlying Fund does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose an Underlying Fund to the risk that it will be required to buy ("cover") the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Underlying Fund and therefore the Fund. Short sales are subject to the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss to the Underlying Fund and therefore the Fund.

Illiquid Securities Risks: Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Funds. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

Liquidity Risk:  Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund or Underlying Fund holds illiquid investments, the Fund's performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced in periods of market turmoil.

Distressed Securities Risks: Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other

Target Fund	Acquiring Fund
claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company's capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the shareholder's claims.

Regulatory Risk: Future regulatory developments may impact the Underlying Funds ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund or Underlying Funds are regulated. There can be no assurance that any new governmental regulation will not adversely affect the Fund or an Underlying Fund's ability to achieve its investment objective.

Sector Risks: An Underlying Fund's investing approach may result in an emphasis on certain sectors of the market at any given time. To the extent an Underlying Fund invests more heavily in one sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors. In addition, the value of a fund may change at different rates compared to the value of a fund with investments in a more diversified mix of sectors and industries. An individual sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund's performance could also be affected if the sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

Financial Sector Risks: This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital

Target Fund	Acquiring Fund
requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

U.S. Government Securities Risks: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by an Underlying Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, an Underlying Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Underlying Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by an Underlying Fund.

Valuation Risks: The sales price an Underlying Fund could receive for any particular portfolio investment may differ from its valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when an Underlying Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Underlying Fund had not fair-valued the security or had used a different valuation methodology. An Underlying Fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Convertible Securities:   Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock

Target Fund	Acquiring Fund

price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

New Advisor Risk:  As a newly registered investment adviser, Barrel Park Investments, LLC, the Fund's Advisor currently does not have previous experience managing other investment companies, and therefore, does not have a performance track record.

Cash Management Risk:  As part of its overall strategy, the Fund's management may increase or decrease its cash positions.  The use of cash can adversely affect a fund's performance if too much is held during market advances.  Generally the Fund employs one or more money market funds to hold cash.  These funds carry their own risks common to such funds, and may under perform other funds with similar objectives.

Temporary Investments Risk:  The Fund may take temporary positions that depart from its normal investment strategies and policies when such positions are believed to be in the Fund's best interest.  Examples include taking higher than normal cash positions, i.e. 20% or more of the Fund's assets or option contracts designed as "portfolio insurance."  An example of portfolio insurance would be purchasing a "put" contract when a market or individual security has advanced beyond expectations.

Comparison of Fund Service Providers
Investment Advisors:
Target Fund.  Hatteras Funds, LP, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, is the investment advisor to the Target Fund.  Hatteras is a Delaware limited partnership majority owned and controlled by David B. Perkins, President and Chief Executive Officer of the Target Trust Advisor. The Target Trust Advisor invests the assets of the Target Fund according to the Target Fund's investment objective, policies and restrictions. Development of the Target Fund's portfolio investment strategies is done on a team management basis.

Pursuant to the investment advisory agreement by and between the Target Trust, on behalf of the Target Fund, and the Target Fund Advisor, the Target Fund Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Target Fund at the annual rate of 0.25%.

Michael Hennen is the portfolio manager for the Target Fund. His primary responsibilities with the Target Fund Advisor include asset allocation, portfolio construction, and manager research. Prior to joining Hatteras in 2009, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies. Before joining Morgan Stanley, Mr. Hennen was an Analyst at Morningstar in Chicago. Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University. Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

Acquiring Fund. Barrel Park Investments, LLC, the Acquiring Fund's investment advisor, is located at 120 E. 23rd Street, 5th Floor, New York, New York 10010.  Barrel Park is a newly organized and registered investment adviser managing the six series of the Acquiring Fund Trust.  As of February 9, 2018, it has approximately $11.2 million in assets under management.  Barrel Park is a limited liability company organized under the laws of the state of Delaware.  Prior to February 9, 2018, Staar Financial Advisors, Inc. served as investment advisor to the Acquiring Fund at the same rate of compensation as Barrel Park.
Pursuant to the investment advisory agreement by and between the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquiring Fund Advisor, the Acquiring Fund Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Acquiring Fund at the annual rate of 0.80%.

Brett Boshco has served as portfolio manager of the Acquiring Fund since February 9, 2018. Mr. Boshco is the Chief Executive Officer and an indirect owner of the Acquiring Fund Advisor. Prior to founding Barrel Park, Mr. Boshco was a research analyst for the Evermore Global Value Fund, a global opportunities mutual fund, responsible for investment research, investment analysis, and portfolio trading (2015-2017).  Prior to the Evermore Global Value Fund, Mr. Boshco was a research analyst for Steinberg Asset Management, a public equity investment company, responsible for investment research and investment analysis (2009-2013).  Mr. Boshco began his career in the Media & Communications Group in the Investment Banking Division of Morgan Stanley (2006-2009).  Mr. Boshco holds a Bachelor of Science ("BS") in Economics from Massachusetts Institute of Technology ("MIT") and a BS in Management Science from the Sloan School of Management at MIT.
Distributors:
Hatteras Capital Distributors, LLC, 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615 is the distributor for the shares of the Target Fund. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Acquiring Fund.
Other Service Providers:
The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Accounting Services/Administrator:	U.S. Bancorp Fund Services, LLC	Mutual Shareholder Services, LLC

Transfer Agent:	U.S. Bancorp Fund Services, LLC	Mutual Shareholder Services, LLC

Custodian:	U.S. Bank N.A.	The Huntington National Bank

Auditor:	Cohen & Company, Ltd.	Goff Backa Alfera & Company, LLC

Comparison of Share Class Characteristics
Class Structure.  The Target Fund offers Class A, Class C and Institutional Class shares.  The Acquiring Fund offers Class A, Class C, Institutional Class and Investor Class shares.
Class A Shares
Class A shares of the Target Fund and Acquiring Fund are retail shares that require you to pay a sales charge when you invest in a Fund unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.
If you purchase Class A shares of a Fund you will pay the public offering price ("POP"), which is the NAV next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint thresholds," the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge is determined as follows:
Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and above	0.00%	0.00%	See Below
A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of a Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase. Any applicable CDSC on Class A shares will be based on the lower of cost or current market value.
For information about the Class A sales charge waivers and reductions for the Target Fund and Acquiring Fund, see each Fund's respective prospectus.
Class C Shares
The offering price of a Class C share of the Target Fund and Acquiring Fund is the NAV per share with no initial sales charge.  Class C shares of a Fund are subject to a Rule 12b-1 fee of 1.00% of the average daily net assets of the Fund's Class C shares.  If you purchase Class C shares of a Fund, you will be subject to a 1.00% CDSC if you redeem your shares within 12 months of purchase.  The CDSC does not apply to the purchase of shares from the reinvestment of dividends or capital gains distributions.  Investments of $1 million or more for purchase into Class C will be rejected.  Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.
Institutional Class Shares
Institutional Class shares are sold without a sales charge/load and without a 12b-1 fee.  Institutional Class shares are only available to institutional investors with an at least at initial $1 million investment; or through financial intermediaries that have entered into an agreement with the Trust or its distributor and such financial intermediaries: (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) intend to offer such shares on their no-load platform.  The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by a Fund's investment advisor to reach $1 million.
Investor Class Shares
The Acquiring Fund also offers Investor Class shares.  Investor Class shares are sold without a sales charge/load and with a 12b-1 fee of up to 0.25% of average daily net assets.  The Target Fund does not offer Investor Class shares.
Dividends, Distributions, and Taxes.  Both the Target Fund and the Acquiring Fund expect to declare and distribute all of its net investment income, if any, and net realized capital gains, if any, at least annually in December.
THE PROPOSAL – Approval of the Reorganization of the Target Fund into the Acquiring Fund
General
Shareholders who are concerned about the Reorganization of the Target Fund into the Acquiring Fund may redeem their Target Fund shares at any time prior to the consummation of the Reorganization.  Redemptions are considered taxable events and may result in capital gains or capital loss for tax purposes.  In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem their shares of the Acquiring Fund that they receive in the Reorganization at the shares' current NAV, less any applicable CDSC.  For Class A or Class C shares that you received in connection with the Reorganization to which a CDSC would otherwise apply, the time period for the CDSC will continue to age from the date you purchased the respective shares of the Target Fund.
Terms of the Reorganization Plan
If approved by Shareholders of the Target Fund, the Reorganization is expected to occur on or around September 17, 2018.  The Reorganization Plan is attached as Appendix A to this Prospectus/Proxy Statement for your review.  The following is a brief summary of the principal terms of the Reorganization Plan:
-
The Target Fund will transfer all of its assets in exchange for the Acquiring Fund's assumption of all of the Target Fund's liabilities and obligations and shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the transferred assets and liabilities.

-
The Class A, Class C and Institutional Class shares of the Acquiring Fund received by the Target Fund will be distributed to the Target Fund's respective shareholders of the corresponding Class A, Class C and Institutional Class shares pro rata in accordance with their percentage ownership of such class of the Target Fund in full liquidation of the Target Fund.

-	After the Reorganization, the Target Fund will be terminated, and its affairs will be wound up in an orderly fashion.
-
The Reorganization will occur on the next business day after the time (currently scheduled to be 9:00 AM, Eastern Time, on September 14, 2018, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Reorganization.

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan.  The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, as set forth in the Reorganization Plan, by mutual consent of the Target Trust and Acquiring Trust.

Shares You Will Receive in Connection with the Reorganization
If the Reorganization occurs, the shares of the Acquiring Fund you receive will have an aggregate NAV equal to the aggregate NAV of your Target Fund shares as of the close of business on the business day before the closing of the Reorganization.   Each Fund is a series of a Delaware statutory trust and governed by its governing instruments and the laws of the State of Delaware.  While the governing instruments of the Funds have certain similar provisions, there are differences that might impact how a Fund is governed.  A discussion, but not a complete description, of important provisions of and the material differences between the governing instruments of the Target Fund and the Acquiring Fund can be found at Appendix B to this Combined Prospectus and Proxy Statement.  Further information about each Fund's governance structure is contained in the respective Fund's SAI and its governing documents, which are on file with the SEC.
Performance Information
Class A, Class C and Institutional Class shares of the Acquiring Fund are new classes of shares and do not have a performance history.  The Acquiring Fund's Investor Class shares do have a performance history.  The performance of the Class A, Class C and Institutional Class shares would be similar to that of the Acquiring Fund's Investor Class shares because the shares are invested in the same portfolio of investments, but the performance of Class A and Class C shares would be lower than Investor Class shares because they are subject to higher total annual operating expenses.  For information about the Acquiring Fund's Investor Class performance, please see section entitled "Performance" in the Acquiring Fund Prospectus that accompanies this Combined Prospectus and Proxy Statement.
Board Considerations
The Target Trust Board considered the Reorganization at a meeting held on March 8, 2018, and the Target Trust Board, including a majority of the Target Trust Trustees who are not "interested persons" of the Target Trust as that term is defined in the 1940 Act, approved the Reorganization Plan.  In approving the Reorganization, the Target Trust Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganizations.
After reviewing the materials provided by Target Trust Advisor and the Acquiring Trust with regard to the Reorganization, the Target Trust Board considered the factors below in making their determinations. In their deliberations, the Target Trust Board did not identify any single piece of information discussed below that was all-important, controlling, or determinative of its decision.

The Terms and Conditions of the Reorganization. The Target Trust Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of certain of the liabilities of the Target Fund. The Target Trust Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganization. In addition, the Target Trust Board noted that pursuant to the Reorganization Plan, each Target Fund shareholder's account will be credited with the number of Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Target Trust Board also noted that the value of the Target Fund's assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the net asset value of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund's Prospectus and SAI, as may be supplemented. As a result, it was determined that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. The Target Trust Board also noted that the Reorganization would be submitted to the Target Fund's shareholders for approval.

Substantially Similar Investment Objective and Substantially Identical Investment Strategies and Limitations. The Target Trust Board considered the representations by Target Trust management that the investment objective of the Acquiring Fund is substantially similar, and the investment strategies of the Acquiring Fund are substantially identical, to those of the Target Fund. The Target Trust Board noted management's representations that the investment limitations of the Acquiring Fund differ only slightly from those of the Target Fund and that such differences would not materially affect the management of the Acquiring Fund.

Expenses Relating to Reorganization. The Target Trust Board considered that the Target Fund shareholders will not incur any expenses in connection with the Reorganization. The Board considered that the Funds will not bear any expenses relating to the Reorganization.

Economies of Scale. The Target Trust Board considered that the larger asset size of the combined Target Fund and Acquiring Fund may in the future provide operational efficiencies and economies of scale which may benefit shareholders.

Different Board of Trustees and Key Service Providers. The Target Trust Board noted that the Acquiring Fund is overseen by a different board of trustees and will have different third-party service providers.

Relative Expense Ratios. The Target Trust Board reviewed information regarding comparative expense ratios, which indicated that, when taking into account the Acquiring Fund's expense limitation agreement, the estimated total annual fund operating expense ratio for the shares of the Acquiring Fund are expected to be lower than those of the Target Fund.

Distribution; Distribution and Service Fees. The Target Trust Board considered the distribution capabilities of Barrel Park and its commitment to distribute the shares of the Acquiring Fund. The Target Trust Board further considered that, like the Target Fund, the Acquiring Fund has adopted a 12b-1 Plan.

The Experience and Expertise of the Investment Adviser. The Target Trust Board considered that Barrel Park is a relatively new investment adviser, but noted that its key personnel have significant industry experience.

Federal Income Tax Consequences. The Target Trust Board considered that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and that shareholders of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in the Reorganization.

Other Alternatives. The Target Trust Board considered alternatives to the Reorganization that were identified by Trust management and discussed with counsel and the Target Trust Board. Hatteras indicated that current shareholders continue to want to invest in the Target Fund, so that dissolution of the Target Fund would not be in the best interest of those shareholders. After considering the merits and viability of these other alternatives, the Target Trust Board agreed with the assessment that the possible alternatives were less desirable than the Reorganization.

Based on the foregoing, the Target Trust Board, including a majority of the independent Target Trust Trustees, determined that the Reorganization as proposed by Hatteras was in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization, subject to approval by Target Fund shareholders and the solicitation of Target Fund shareholders to vote "FOR" the approval of the Reorganization Plan. The Target Trust Board noted that these determinations were made on the basis of each Target Trust Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Target Trust Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Tax Consequences of the Reorganization
The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  As a condition to consummation of the Reorganization, Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Trust, will deliver an opinion ("Tax Opinion") to the Target Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations of the Target Trust) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Reorganization Plan, for federal income tax purposes:

•
The Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code")), and each Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

•	Neither Fund will recognize any gain or loss as a result of the Reorganization;
•	The Target Fund's shareholders will not recognize any gain or loss on the exchange of their shares for Acquiring Fund shares;
•
The holding period for and tax basis in the Acquiring Fund shares that a Target Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Target Fund shares the shareholder holds immediately before the Reorganization (provided the shareholder holds the shares as capital assets at the time of the closing of the Reorganization); and

•
The Acquiring Fund's tax basis in each asset the Target Fund transfers to it will be the same as the Target Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for each such asset will include the Target Fund's holding period therefore (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating an asset's holding period).

Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark to market system of accounting.  Neither Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above.  If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.
Prior to the closing of the Reorganization, the Target Fund will distribute to its shareholders substantially all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryovers), if any, that have not previously been distributed to them.  Any distributions of investment company taxable income and net realized capital gain will be taxable to the shareholders.
General Limitations on Capital Losses.  Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund's capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-closing. First, a Fund's capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership.  The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has built-in gains at the time of the Reorganization that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and "built-in losses") of the other Fund ("BIG Limitation"). Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any "built-in gains" of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year.

The aggregate capital loss carryovers of the Target Fund and the approximate annual limitation on the use by the Acquiring Fund, post-closing, of the smaller Fund's capital loss carryovers following the Reorganizations are below.  The annual limitation is based on the long-term tax-exempt rate for ownership changes as of June 2018 of 2.31%.

	Acquiring Fund	Target Fund
	As of 12/31/2017	As of 12/31/2017
Aggregate capital loss carryovers (no expiration)	$0	$61,165,606
Unrealized appreciation (depreciation) on a tax basis	$924,095	($105,647)
Net asset value	$2,697,165	$28,199,755
Annual limitation	$62,304	N/A

Depending on the facts at the time of closing the Reorganization, the annual limitation on the use of the Acquiring Fund's aggregate capital loss carryovers, if any, is not anticipated to be material.  However, the Acquiring Fund may not use the aggregate capital loss carryovers of the Target Fund to offset any capital gains recognized on the sale of Acquiring Fund assets following the Reorganization due to the BIG Limitation.

Appreciation in Value of Investments.  Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the combined Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.
The foregoing description of the federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Capitalization
The following table shows on an unaudited basis the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2017, and on a pro forma combined basis, giving effect to the Reorganization of the assets and liabilities of the Target Fund by the Acquiring Fund at NAV as of that date.
	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquired Fund Pro Forma Combined
Class A Shares
Net asset value	$ 6,024,394	$0	$0	$ 6,024,394
Shares outstanding	605,552	0	(196,841)	408,711
Net asset value per share	$ 9.95	$14.74	$0	$ 14.74

Class C Shares
Net asset value	$ 5,635,837	$0	$0	$ 5,635,837
Shares outstanding	596,096	0	(213,746)	382,350
Net asset value per share	$ 9.45	$14.74	$0	$ 14.74

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquired Fund Pro Forma Combined
Institutional Class Shares
Net asset value	$16,539,524	$0	$0	$16,539,524
Shares outstanding	1,606,755	0	(484,671)	1,122,084
Net asset value per share	$ 10.29	$14.74	$0	$ 14.74

Investor Class Shares
Net asset value	$ N/A	$2,697,165	$0	$2,697,165
Shares outstanding	N/A	182,999	0	182,999
Net asset value per share	$ N/A	$14.74	$0	$14.74

VOTING INFORMATION
THE TARGET TRUST BOARD UNANIMOUSLY RECOMMENDS
 APPROVAL OF THE REORGANIZATION
Proxy Solicitation
The Target Trust Board is soliciting proxies from the shareholders of the Target Fund in order to seek approval of the Reorganization Plan at the Meeting which has been called to be held on September 14, 2018, at 615 East Michigan Street, Milwaukee, WI 53202.  The meeting notice, this combined Prospectus and Proxy Statement, and proxy cards are being mailed to shareholders beginning on or about July [  ], 2018.
Required Vote for the Proposal
Approval of the Reorganization Plan by and between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will require the affirmative vote of more than 50% of the total outstanding shares of the Target Fund entitled to vote. AST Fund Solutions has been retained to collect and tabulate shareholder votes.  A vote of the shareholders of the Acquiring Fund is not needed to approve the Reorganization.
One-third of the Target Fund's outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the Target Fund's By-laws, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganization Plan.  However, it is the Target Trust's understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting with respect to the Target Fund, there are unlikely to be any "broker non-votes" at the Meeting.
Adjournments
In the event that a quorum is not present at the Meeting, or if the Target Fund has not received enough votes by the time of the Meeting to approve the Proposal, the chairman of the Meeting, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies.  Any adjournment requires the affirmative vote of a majority of the total number of shares of the Target Fund that are present in person or by proxy when the adjournment is being voted on.  If a quorum is present, the person appointed by the Target Fund as a proxy (a "Designee") will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal.  The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.
The Meeting has been called to transact any business that properly comes before it.  The only business that management of the Target Fund intends to present or knows that others will present is the Proposal.  If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

Voting Process
A proxy card is in essence a ballot.  When you vote your proxy, it tells the Target Fund how you want to vote on the Reorganization.  You can vote in any one of the following ways:
(a) By mail, by filling out and returning the enclosed proxy card;
(b) By phone or internet (see enclosed proxy card for instructions); or
(c) In person at the Meeting.
Shareholders who owned shares on the Record Date, July 16, 2018, are entitled to vote at the Meeting.  For each full share of the Target Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote.  If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card.  Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.  Shares represented by duly executed proxies will be voted as instructed on the proxy.  If no instructions are given, the proxy will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and presented it at the Meeting.  You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.
Proxies will be solicited primarily by mailing this Combined Prospectus and Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Target Trust or by employees or agents of its service contractors, including Hatteras.  The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $100,000 which will be paid by Barrel Park and Hatteras.
In addition, AST Fund Solutions (the "Solicitor") has been engaged to assist in the solicitation of proxies, primarily by contacting shareholders by telephone to remind them to vote and to assist them if they choose to vote their proxy over the telephone.  The cost of this solicitation is estimated to be approximately $25,000, plus any out of pocket expenses, and such costs will be paid by Barrel Park.
Shares Outstanding and Entitled to Vote
Only the shareholders of record of the Target Fund as of the Record Date will be entitled to vote at the Meeting.  On the Record Date, the number of shares outstanding of the Target Fund was as follows:
Class	Number of shares outstanding and entitled to vote
Class A	[ ]
Class C	[ ]
Institutional Class	[ ]
Total	[ ]
Dissenter Rights
Shareholders who object to the Reorganization of the Target Fund into the Acquiring Fund will not be entitled under Delaware law or the Trust's Agreement and Declaration of Trust or Bylaws to demand payment for, or an appraisal of, their shares.  However, shareholders may redeem or exchange your Target Fund shares at any time prior to the consummation of the Reorganization.  In addition, shareholders should be aware that the

Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their current NAV, less any applicable CDSC.
Shareholder Proposals at Future Meetings
Neither the Target Fund nor the Acquiring Fund holds annual or other regular meetings of shareholders.  Shareholder proposals to be presented at any future meeting of shareholders of the Target Fund or Acquiring Fund must be received by the respective Trust, on behalf of the relevant Fund, in writing a reasonable time before the Target Fund or Acquiring Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.
Ownership of Shares
As of [OWNERSHIP DATE], the Target Trust believes that its Target Trust Trustees and officers, as a group, owned less than one percent of each class of shares of the Target Fund and Acquiring Fund. As of [OWNERSHIP DATE], the Acquiring Trust believes that its Acquiring Trust Trustees and officers, as a group, owned less than one percent of each class of shares of the Target Fund and Acquiring Fund.   The tables below show, as of [OWNERSHIP DATE], the shareholders of record who owned 5% or more of the outstanding shares of the noted class of shares of the Target Fund and Acquiring Fund:
Target Fund
Class	Shareholder Name	City and State	Amount of Shares Owned	Percentage of Fund Owned

Acquiring Fund
Class	Shareholder Name	City and State	Amount of Shares Owned	Percentage of Fund Owned

The portion of the Acquiring Fund owned by the shareholders named above, upon consummation of the Reorganization based on the holdings shown above, is expected to decline.

Appendix A
AGREEMENT AND PLAN OF REORGANIZATION
This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement"), made as of this ___ day of ________, 2018, by and between the Staar Investment Trust (the "Acquiring Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 120 E. 23rd Street, 4th Floor, New York, New York, on behalf of one of its series, Staar Disciplined Strategies Fund (formerly, Staar Alternative Categories Fund) (the "Acquiring Fund") and the Trust for Advisor Solutions ("Target Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin, on behalf of one of its series, Hatteras Alpha Hedged Strategies Fund (the "Target Fund"). Hatteras Funds, LP, the investment manager to the Target Fund ("Hatteras"), and Barrel Park Investments, LLC, the investment manager to the Acquiring Trust ("Barrel Park"), each join this Agreement solely for the purposes of Section 9.
WHEREAS, each of the parties hereto desires to enter into and perform the reorganization described herein (the "Reorganization") pursuant to which, among other things, at the respective times hereinafter set forth, (1) the Target Fund shall transfer all of its respective Assets (as defined below) to the Acquiring Fund in exchange solely for full and fractional Class A, Class C and Institutional Class shares of beneficial interest (as applicable) of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the Liabilities (as defined below) of the Target Fund; (2) the distribution of the Acquiring Fund's shares to the shareholders of the Target Fund according to their respective interests in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as practicable after the closing date (as referenced in Section 3 hereof and hereinafter called the "Closing Date"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth;
WHEREAS, the parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:
1.	Transfer of Assets and Liabilities, Liquidation and Dissolution of the Target Fund.
Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,
(a)       On the Closing Date (as defined in Section 3), Target Trust, on behalf of the Target Fund, will transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund on the Closing Date (the "Assets").  In consideration thereof, the Acquiring Trust agrees that on the Closing Date: (i) the Acquiring Trust of behalf of the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the "Liabilities"), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund; and (ii) the Acquiring Trust, on behalf of the Acquiring Fund shall deliver to Target Trust, the number of full and fractional (calculated to the third decimal place) shares of each Class A, Class C and Institutional Class shares of beneficial interest, without par value, of the Acquiring Fund ("Acquiring Fund Shares"), determined as provided in Section 2(a) below.  In order to effect the delivery of shares, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Target Fund and, on the Closing Date, will credit to such account the number of full and fractional (calculated to the third decimal place) Acquiring Fund Shares as calculated in accordance with Section 2(a).  Simultaneously with the crediting of the Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled by the Target Trust.  The Acquiring Trust shall not be obligated to issue certificates representing Acquiring Fund Shares in connection with such exchange.
(b)       Immediately upon receipt of Acquiring Fund Shares of the Acquiring Fund, the Target Fund shall distribute, in complete liquidation, pro rata to the shareholders of record of such Target Fund at the Closing Date, the respective Acquiring Fund Shares that have been received.
(c)       As soon as practicable following the Closing Date, Target Trust shall dissolve the Target Fund pursuant to the provisions of its Trust Instrument and the laws of the State of Delaware, and, after the Closing Date, the Target Fund shall not conduct any business except in connection with their liquidation.
(d)       The Acquiring Trust, on behalf of the Acquiring Fund, and Target Trust, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  The Acquiring Trust on behalf of the Acquiring Fund and Target Trust, on behalf of the Target Fund shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.
2.	Share Calculations and Valuation of Assets
(a)       The number of Class A, Class C and Institutional Class shares of the Acquiring Fund issued to the Target Fund will be determined as follows: the value of the Target Fund's Assets that are so conveyed less the Liabilities that are assumed (determined as of the Valuation Date as defined below), that are attributable to Class A shares, Class C shares or Institutional Class shares of such Target Fund shall be divided by the net asset value ("NAV") of one Class A share,

Class C share or Institutional Class share, respectively, of the Acquiring Fund that is to be delivered with respect thereto (determined as of the Valuation Date as defined below).
(b)       With respect to the Target Fund, the value of its Assets shall be the value of such Assets computed as of the time at which the Target Fund's NAV is calculated as of the regular close of business ("Close of Business") of the New York Stock Exchange ("NYSE") on the valuation date (as defined in Section 3 hereof and hereinafter called the "Valuation Date"), which shall be the business day immediately preceding the Closing Date, using the valuation procedures set forth in Target Trust's currently effective prospectus and statement of additional information with respect to the Target Fund.
(c)       The NAV per share of each class of Acquiring Fund Shares shall be computed on the Valuation Date in the manner set forth in the Acquiring Fund's currently effective prospectus.
3.	Valuation Date and Closing Date
(a)       The Valuation Date, with respect to the Target Fund and the Acquiring Fund, shall be Close of Business on __________, 2018, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Date").
(b)       The Closing Date, with respect to the Target Fund and the Acquiring Fund, shall occur on ____________, 2018, or such other date as the officers of each of the parties may mutually agree (the "Closing Date").  All acts taking place at the  closing shall be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date.
(c)       Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Acquiring Trust and Target Trust, accurate appraisal of the value of the net Assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net Assets of the Target Fund is practicable in the judgment of the officers of the Acquiring Trust and Target Trust.
(d)       On the Closing Date, the portfolio securities of the Target Fund and all of the Target Fund's cash shall be delivered by the Target Fund to the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "Huntington National Bank, custodian for Staar Disciplined Strategies Fund, a series of Staar Investment Trust."  The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by this Section, the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date.
(e)       On the Closing Date, Target Trust or its transfer agent shall deliver to the Acquiring Trust or its designated agent a list of the names and addresses (which may be in electronic form) of the Target Fund's shareholders and the number of outstanding shares of beneficial interest of each class of the Target Fund owned by the Target Fund's shareholder, all as of the Close of Business on the Valuation Date.  The Target Trust shall direct the transfer agent for the Target Fund (the "Target Transfer Agent") to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund shares have been credited to the Target Fund Shareholders' accounts on the books of the Acquiring Fund.
(f)       On the Closing Date, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated by Section 1.
4.	Representations and Warranties by Target Trust
Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust that:
(a)       Target Trust is a statutory trust created under the laws of the State of Delaware on April 12, 2002 and is validly existing and in good standing under the laws of that State.  Target Trust, of which the Target Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act, as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing Date and all of the shares of the Target Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital or obtaining any required initial shareholder approvals.
(b)       Target Trust is authorized to issue an unlimited number of shares of each class of shares of beneficial interest, without par value, of the Target Fund.  Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable, has full voting rights, and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital or obtaining any required initial shareholder approvals, is freely transferable.
(c)       Target Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.
(d)       Target Trust is not a party to or obligated under any provision of its Trust Instrument, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.
(e)       Target Trust, on behalf of the Target Fund, has no material contracts or other commitments (other than the Agreement or agreement for the purchase of securities entered into the ordinary course of business and consistent with the obligations under the Agreement) which will not be terminated by it in accordance with their terms at or prior to the Closing Date or which will result in a penalty or additional fee to be due from or payable by it.
(f)       The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4(j) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with those shown in such financial statements since the dates of those financial statements.
(g)       Target Trust has elected to treat the Target Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, the Target Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and the consummation of the transactions contemplated by the Agreement will not cause any Target Fund to fail to be qualified as a RIC as of the Closing Date.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(h)       On the Closing Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Trust's knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its Assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund's financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Agreement, "Tax" or "Taxes" means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  "Return" means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).
(i)       The books and records of Target Trust and the Target Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of Target Trust and the Target Fund.
(j)       The financial statements appearing in the Annual Report to Shareholders of the Target Fund for the fiscal year ended December 30, 2017, audited by Cohen & Company, Ltd., and any interim unaudited financial statements fairly present the financial position of Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.  Since the date of such financial statements, there have been no material adverse changes in the Target Fund's financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (j), a decline in the NAV of the Target Fund shall not constitute a material adverse change.
(k)       The Registration Statement on Form N-14 (the "Registration Statement") referred to in Section 7(e), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Target Fund, will, from the effective date of the Registration Statement through the Closing Date:  (i)

comply in all material respects with the provisions of the 1933 Act and the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
(l)       The Target Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Target Fund Prospectus") conform in all material respects with the applicable requirements of the 1933 Act, and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Target Fund is a party that are not referred to in the Target Fund Prospectus or in the registration statement of which it is a part;
(m)      There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.
(n)       The Target Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.
(o)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Fund.  The Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund's business or its ability to consummate the transactions herein contemplated.
(p)       Neither Target Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(q)       Neither Target Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.
(r)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust, on behalf of the Target Fund, of the transactions contemplated by the Agreement, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.
(s)       At the Closing Date, Target Trust will, on behalf of the Target Fund, (i) have good and marketable title to all of the Assets to be transferred to the Acquiring Fund pursuant to Section 1, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the Assets subject thereto, or materially affect title thereto; and (ii) will have full rights, power and authority to sell, assign transfer and deliver such Assets to be transferred to the Acquiring Fund pursuant to this Agreement.
(t)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

5.	Representations and Warranties by the Acquiring Trust
The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to Target Trust that:
(a)       The Acquiring Trust is a statutory trust created under the laws of the State of Delaware on January 30, 2018, and is validly existing and in good standing under the laws of that State.  The Acquiring Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing Date and all of the shares of the Acquiring Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the 1933 Act and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital or obtaining any required initial shareholder approvals.
(b)       The Acquiring Trust is authorized to issue an unlimited number of shares of each class of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is validly issued, fully paid, non-assessable, has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital or obtaining any required initial shareholder approvals, is freely transferable.  The Acquiring Fund Shares of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.
(c)       The Acquiring Trust has the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are now being conducted.
(d)       The Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.
(e)       The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(i) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.
(f)       The Acquiring Trust, with respect to the Acquiring Fund, has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and the Acquiring Fund is a "fund" as defined in Section 851(g)(2) of the Code.  The Acquiring Fund has qualified as a RIC for each taxable year since inception that has ended prior to the Closing Date, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.  The Acquiring Fund will satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification as a regulated investment company for its current taxable year and ending on the Applicable Closing Date.  The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.
(g)       On the Closing Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To Acquiring Trust's knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund's financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.
(h)       The books and records of the Acquiring Trust and the Acquiring Fund, are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Trust and the Acquiring Fund.
(i)       The financial statements appearing in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2017, audited by Goff, Backa, Alfera & Co., LLC, and any interim unaudited financial statements fairly present the financial position of the Acquiring Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.  Since the date of such financial statements, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date.  For the purposes of this subsection (i), a decline in the NAV of the Acquiring Fund shall not constitute a material adverse change.
(j)       The Registration Statement, including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the  Closing Date:  (i) comply in all material respects with the provisions of the 1933 Act, and the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.
(k)       The Acquiring Fund's current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(l)       There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.
(m)       The Acquiring Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.
(n)       There is no material suit, judicial action, or legal or administrative proceeding or investigation pending or threatened against the Acquiring Fund.  The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.
(o)       Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(p)       Neither the Acquiring Trust nor the Acquiring Fund has any unamortized or unpaid organizational fees or expenses.
(q)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.
(r)       On the Closing Date, the Acquiring Fund Shares of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.
6.	Covenants of Target Trust
(a)       Target Trust covenants to operate the business of the Target Fund as currently conducted between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.
(b)       Target Trust undertakes that Target Trust and the Target Fund will not acquire the Acquiring Fund Shares of the Acquiring Fund for the purpose of making distributions thereof other than to the applicable Target Fund's shareholders.
(c)       Target Trust covenants that by the time of the Closing Date, all of the Target Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.
(d)       Target Trust will at the Closing Date provide the Acquiring Trust with:
(i)       A statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund and the holding periods of such investments;
(ii)       A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation ("Target Fund Shareholder Documentation"),
(A)       the name, address and taxpayer identification number of each shareholder of record,
(B)       the number of shares of beneficial interest held by each shareholder,
(C)       the dividend reinvestment elections applicable to each shareholder, and
(D)       the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, and such information as the Acquiring Trust on behalf of the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund's cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury  following the Closing Date for all of the shareholders of record of the Target Fund's shares as of the Close of Business on the Valuation Date as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement.
(iii)       A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing Date.
(iv)       All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund ("FIN 48 Workpapers").

(e)       As promptly as practicable, but in any case within sixty days after the date of the Closing Date, Target Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.
(f)        Target Trust undertakes that, if the Reorganization is consummated, the Target Fund will liquidate and dissolve.
(g)       The Board of Trustees of Target Trust shall cause to be mailed to each shareholder of record of the Target Fund, the combined proxy statement/prospectus that complies in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the respective rules and regulations thereunder.  In addition, the Target Trust shall provide the Acquiring Trust with information reasonably necessary for the preparation and distribution of the combined proxy statement/prospectus to be included in the Registration Statement, in compliance with the 1933 Act and the 1940 Act.
(h)       Target Trust, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund's investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund's net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Fund's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the First Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.
(i)       Subject to the provisions of this Agreement, the Target Trust shall take, or cause to be taken, all actions or do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Agreement.
(j)       The Target Trust will coordinate with the Acquiring Trust and each Fund's respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund's Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund's valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Trust will work together with the Acquiring Trust, in good faith, to eliminate or minimize such differences prior to the Closing.
7.	Covenants of the Acquiring Trust
(a)       The Acquiring Trust covenants to operate the business of the Acquiring Fund as currently conducted between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.
(b)       The Acquiring Trust covenants that the Acquiring Fund Shares of the Acquiring Fund to be issued and delivered to the Target Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing Date and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.
(c)       The Acquiring Trust covenants that by the Closing Date, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.
(d)       The Acquiring Trust will file with the Commission a Registration Statement under the 1933 Act ("Registration Statement"), relating to the Acquiring Fund Shares of the Acquiring Fund issuable hereunder, will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable and will mail to each shareholder of record of the Target Fund entitled to receive the combined proxy statement/prospectus included in the Registration Statement.
(e)       The Acquiring Trust shall provide the Acquiring Fund with information reasonably necessary for the preparation and distribution of the combined proxy statement/prospectus to be included in the Registration Statement, in compliance with the 1933 Act and the 1940 Act.
(f)       Subject to the provisions of the Agreement, the Acquiring Trust shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Agreement.
(g)       The Acquiring Trust will coordinate with the Target Trust and each Fund's respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund's Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target

Fund's valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Acquiring Trust will work together with the Target Trust, in good faith, to eliminate or minimize such differences prior to the Closing.
8.	Conditions Precedent to be Fulfilled by Target Trust and the Acquiring Trust
The respective obligations of Target Trust and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:
(a)       That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing Date.  Each Trust shall have delivered to the other Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the receiving Trust and dated as of the Closing Date with the above representations.
(b)       That the Registration Statement will have become effective and Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.
(c)       Target Trust, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund's investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund's net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year in each case after reduction for any capital loss carryover; and (iii) at least 90 percent of the excess, if any, of the Target Fund's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

(d)       That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or Acquiring Fund.
(e)       That prior to or at the Closing Date, Target Trust on behalf the Target Fund and the Acquiring Trust, on behalf of the Acquiring Fund, shall receive an opinion from Stradley Ronon Stevens & Young, LLP ("Stradley") to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and Target Trust in certificates delivered to Stradley, as to the Acquiring Fund and the Target Fund:
(i)       The acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund Shares to be issued pursuant to Section 1 hereof and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Target Fund, should qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and Acquiring Fund each will be a "party to the reorganization" within the meaning of Section 368(b) of the Code;
(ii)       No gain or loss will be recognized by any Target Fund upon the transfer of all of its assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a), 361(c)(1) and Section 357(a) of the Code;
(iii)       No gain or loss will be recognized by any Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) and the assumption by the Acquiring Fund of the Liabilities of the Target Fund pursuant to Section 1032(a) of the Code;
(iv)       No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to its shareholders in complete liquidation of the Target Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code;
(v)       The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(vi)       The holding period of the assets of any Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;
(vii)       No gain or loss will be recognized by the shareholders of any Target Fund upon the exchange of their Target Fund shares for voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund, pursuant to Section 354(a)(1) of the Code;
(viii)       The basis of the Acquiring Fund Shares received by the shareholders of the Target Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;
(ix)       The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code; and
(x)       For purposes of Section 381 of the Code, either:  the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the "Income Tax Regulations"), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Income Tax Regulations; or (ii) the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization.
(f)       That the Acquiring Trust's Registration Statement with respect to the Acquiring Fund Shares of the Acquiring Fund to be delivered to the Target Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing Date, and no proceedings for the issuance of such an order shall be pending or threatened on that date.
(g)       That the Acquiring Fund Shares of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Target Fund.
(h)       The Target Trust shall have delivered to the Acquiring Trust (i) a statement of the Target Fund's Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) any Tax books and records as described in Section 6(d)(iii), and (v) a statement of earnings and profits as provided in Section 6(e).
(i)       The Acquiring Trust shall have received a favorable opinion of ______________, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:
(i)       The Target Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;
(ii)       This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
(iii)       The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder, including the transfer of the Assets, will not, violate the Target Trust's organizational documents;
(iv)       The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, its registration with the Commission is in full force and effect;
(v)       Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Trust; and
(vi)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained; and
(j)       In connection with the opinion contemplated by Section 8(i) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust.
(k)      The Target Trust shall have received a favorable opinion of Stradley, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:
(i)       The Acquiring Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;
(ii)       This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;
(iii)       The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder, will not, violate the Acquiring Trust's organizational documents;
(iv)       The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel's knowledge, its registration with the Commission is in full force and effect;
(v)       Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Trust; and
(vi)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained; and
(l)       In connection with the opinion contemplated by Section 8(k) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust.

9.	Fees and Expenses
The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, which fees and expenses shall include, without limitation, costs of legal advice, accounting, printing, mailing, transfer taxes, and any other stamp duty taxes, if any, shall be borne by Barrel Park and Hatteras pursuant to the terms of the Fund Adoption Agreement.
10.	Termination; Waiver; Order
(a)       Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date as follows:
(1)       by mutual consent of Target Trust and the Acquiring Trust;
(2)       by the Acquiring Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the Acquiring Trust; or
(3)       by Target Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by Target Trust.
(b)       If the transactions contemplated by this Agreement have not been consummated by the later of ____________________ this Agreement shall automatically terminate on such later date, unless a later date is agreed to by the officers of the Target Trust and the Acquiring Trust.
(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Target Trust or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement but all expenses incidental to the preparation and carrying out of the Agreement shall be paid as provided in Section 9 hereof.
(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by either Target Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.
(e)       The respective representations and warranties contained in Sections 4 and 5 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither Target Trust nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.
(f)       If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Board of Trustees of Target Trust or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement.
11.	Liability of the Acquiring Trust and Target Trust
(a)       Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to any Acquiring Fund, or in connection with the transactions contemplated herein with respect to any Acquiring Fund, shall be discharged only out of the assets of the affected Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Target Trust nor any Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.
(b)       Each party acknowledges and agrees that all obligations of Target Trust under this Agreement are binding only with respect to the Target Fund; that any liability of Target Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to any Target Fund, shall be discharged only out of the assets of the affected Target Fund; that no other series of Target Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor any Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Target Trust, the trustees, officers, employees or agents of Target Trust, or any of them.
12.	Cooperation and Exchange of Information
(a)       Target Trust and Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.
(b)       Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Trust, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.
(c)       After the Closing Date, Target Trust, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by Target Trust with respect to the Target Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
13.	Entire Agreement and Amendments
This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.
14.	Counterparts
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.
15.	Notices
Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:
To Target Trust:

Trust for Advisor Solutions
615 East Michigan Street
 Milwaukee, Wisconsin 53202

To the Acquiring Trust:

Staar Investment Trust
120 E. 23rd Street
4th Floor
 New York, New York 10010

16.	Governing Law
This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
17.	Effect of Facsimile Signature
A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.
18.	Publicity
Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.
19.	Confidentiality
(a)       The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
(b)       In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
20.	Headings
The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, Target Trust and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Trust for Advisor Solutions, on behalf of the Hatteras Alpha Hedged Strategies Fund

By:

Name:

Title:

Staar Investment Trust, on behalf of the Staar Disciplined Strategies Fund

By:

Name:

Title:

Solely for purposes of Section 9

Barrel Park Investments, LLC

By:

Name:

Title:

Solely for purposes of Section 9

Hatteras Funds, LP

By:

Name:

Title:

Appendix B
Comparison of Business Structures, Shareholder Rights and Applicable Law
The Acquiring Fund and Target Fund  are each a series of a Delaware statutory trust.  As a result, there are no material differences between the rights of shareholders under the governing law of the Target Fund and the Acquiring Fund except differences in the organizational instruments of these entities.  There are not significant differences in shareholder rights or indemnification in the organizational documents of the Funds, which are described below. Further information about each Fund's governance structure is contained in the Fund's SAI and its governing documents, which are on file with the SEC.
Shareholder Voting Rights
Quorum; Number of Votes; Aggregate Voting.  The governing instruments of both the Target Funds and the Acquiring Funds provide that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold.  Shareholders of the Target Funds and the Acquiring Funds are not entitled to cumulative voting in the election of Trustees.  The governing instruments of both the Target Funds and the Acquiring Funds provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), then only the shareholders of the affected series (or classes) are entitled to vote. The quorum for both the Target Fund and Acquiring Fund is one-third of the outstanding shares entitled to vote.
Right to Vote.  The 1940 Act provides that shareholders of each Target Fund and Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Target Fund and Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and Acquiring Fund or a particular share class thereof under their respective governing instruments and applicable state law.
Liability of Shareholders, Trustees and Officers; Indemnification
Liability of Shareholders.  Consistent with the Delaware Statutory Trust Act, the governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund.
Liability of Trustees and Officers.  Consistent with the 1940 Act, the governing instruments for the Target and Acquiring Funds provide that no Trustee and  no officer, shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions ("Disqualifying Conduct").
Indemnification.  The Agreement and Declaration of Trust and By-Laws of the Acquiring Trust and Target Trust each generally provide that any Trustee and officer shall be indemnified by the such Trust for claims, demands, costs, losses, expenses, and damages arising out of or related to such person's performance of his or her duties except with respect to any matter as to which it has been determined that such person had engaged in Disqualifying Conduct.
Both the Acquiring Trust and the Target Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

STAAR INVESTMENT TRUST

120 E. 23rd Street, 5th Floor
New York, New York 10010
1-212-313-9501

STATEMENT OF ADDITIONAL INFORMATION

Dated July 23, 2018

This Statement of Additional Information (the "SAI") relates to the reorganization of the Hatteras Alpha Hedged Strategies Fund (the "Target Fund"), a series of Trust for Advisor Solutions (the "Target Trust"), into the Staar Disciplined Strategies Fund ("the Acquiring Fund"), a series of Staar Investment Trust (the "Acquiring Trust").  The Target Fund is managed by Hatteras Funds, LP.  The Acquiring Fund is managed by Barrel Park Investments, LLC.
The Target Fund will transfer all of its assets and liabilities attributable to Class A, Class C, and Institutional Class shares of the Target Fund in exchange for Class A, Class C and Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the assets and liabilities transferred by the Target Fund (the "Reorganization").
This SAI contains information which may be of interest to shareholders, but which is not included in the Combined Prospectus and Proxy Statement dated July 23, 2018 (the "Prospectus/Proxy Statement"), which relates to the Reorganization.
This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated July 23, 2018.  The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Acquiring Trust at the address or telephone number set forth above.
Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Table of Contents

I. Additional Information about the Target Fund and the Acquiring Fund	2

II. Financial Statements	2

III. Pro Forma Financial Statements	2

I.  Additional Information about the Acquiring Fund and the Target Fund

Further information about Class A shares, Class C shares and Institutional Class shares of the Acquiring Fund are contained in, and incorporated herein by reference to, the SAI of Acquiring Trust, dated April 30, 2018, as supplemented to date (previously filed on EDGAR, Accession No. 0001137439-18-000091).
Further information about Class A shares, Class C shares and Institutional Class shares of the Target Fund is contained in, and incorporated herein by reference to, the SAI of the Target Trust, dated April 30, 2018, as supplemented to date (previously filed on EDGAR, Accession No. 0000894189-18-002573).
II.  Financial Statements
Annual Report of the Acquiring Trust for the fiscal year ended December 31, 2017 (previously filed on EDGAR, Accession No. 0001162044-18-000180), as amended (Accession No. 0001162044-18-000204).
Annual Report of the Target Trust for the fiscal year ended December 31, 2017 (previously filed on EDGAR, Accession No. 0001104659-18-015102).
Only the audited financial statements and related reports of the independent registered public accounting firms included in the Annual Reports for the Acquiring Trust and the Target Trust are incorporated herein by reference, and no other parts of the Annual Reports listed above are incorporated herein by reference.
III.  Pro Forma Financial Statements
STAAR INVESTMENT TRUST
PRO FORMA FINANCIAL INFORMATION
(UNAUDITED)
The unaudited Pro Forma Combined Schedules of Investments and Combined Statements of Assets and Liabilities reflect the financial position of the Target Fund and the Acquiring Fund at January 1, 2018 and assumes the Reorganization occurred on that date.  The unaudited Pro Forma Combined Statements of Operations reflects the results of operations of the Target Fund and the Acquiring Fund for the twelve months ended December 31, 2017 and assumes the merger occurred on January 1, 2017.  In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Prospectus/Proxy Statement.
The Pro Forma financial information has been estimated in good faith based upon information regarding the Target Fund and the Acquiring Fund for the 12-month period ended December 31, 2017.  The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of the Target Fund and the Acquiring Fund, which are
2

available in the Acquiring Trust's and Target Trust's annual and semi–annual shareholder reports.
3

Pro Forma Statement of Assets and Liabilities (UNAUDITED)	STAAR Disciplined	Hatteras Alpha Hedged	STAAR Disciplined Strategies
As of December 31, 2017	Strategies Fund	Strategies Fund	Fund - Pro Forma Combined

ASSETS
Investments in Securities, at Value	$2,697,627	$28,743,546	$31,441,173
Receivable for Fund Shares Issued	-	$27,089	$27,089
Receivable for Dividends and Interest	$2,939	$949	$3,888
Prepaid Expenses	$1,432	$30,983	$32,415
TOTAL ASSETS	$2,701,998	$28,802,567	$31,504,565

LIABILITIES
Payable for Fund Shares Redeemed	-	$497,950	$497,950
Accrued Fees to Advisor	$651	$21,075	$21,726
Accrued Administration and/or Accounting Fees	$81	$15,223	$15,304
Accrued Custody Fees	-	$726	$726
Accrued Transfer Agent Fees	-	$14,762	$14,762
Accrued Distribution Fees	$16	$11,695	$11,711
Accrued Trustee Fees	$4	-	$4
Dividends Payable	$792	-	$792
Accrued Expenses and Other Liabilities	$3,289	$41,381	$44,670
TOTAL LIABILITIES	$4,833	$602,812	$607,645

NET ASSETS	$2,697,165	$28,199,755	$30,896,920

Net Assets Consist of:
Paid in Capital	$1,729,700	$89,471,008	$91,200,708
Undistributed Net Investment Gain / (Loss)	-	-	-
Undistributed Realized Gain / (Loss)	$43,370	($61,180,561)	($61,137,191)
Unrealized Gain / (Loss)	$924,095	($90,692)	$833,403
NET ASSETS	$2,697,165	$28,199,755	$30,896,920

Investor Class - Net Assets	$2,697,165	NA	$2,697,165
Investor Class - Shares Outstanding	182,999	NA	182,999
Investor Class - Net Assets Per Share	$14.74	NA	$14.74

Class A - Net Assets	NA	$6,024,394	$6,024,394
Class A - Shares Outstanding	NA	605,552	605,552
Class A - Net Assets Per Share	NA	$9.95	$9.95
Class A - Maximum Offering Price Per Share	NA	$10.45	$10.45

Class C - Net Assets	NA	$5,635,837	$5,635,837
Class C - Shares Outstanding	NA	596,096	596,096
Class C - Net Assets Per Share	NA	$9.45	$9.45

Institutional Class - Net Assets	NA	$16,539,524	$16,539,524
Institutional Class - Shares Outstanding	NA	1,606,755	1,606,755
Institutional Class - Net Assets Per Share	NA	$10.29	$10.29

Pro Forma Statement of Operations (UNAUDITED)	STAAR Disciplined	Hatteras Alpha Hedged	Pro Forma		STAAR Disciplined Strategies
For the Year Ended December 31, 2017	Strategies Fund	Strategies Fund	Adjustments		Fund - Pro Forma Combined

INVESTMENT INCOME
Dividends	$49,946	$648,749	-		$698,695
Interest Income	$1,341	$21,131	-		$22,472
TOTAL INVESTMENT INCOME	$51,287	$669,880	-		$721,167

EXPENSES
Advisory Fees	$21,886	$108,755	$239,261	(a)	$369,902
Distribution Fees - Investor Class	$171	-	-		$171
Distribution Fees - Class A	-	$22,464	-		$22,464
Distribution Fees - Class C	-	$76,945	-		$76,945
Administration, Transfer, and Accounting Fees	$15,476	$203,222	($156,794)	(b)	$61,904
Audit and Tax Fees	$8,360	$13,500	($13,500)	(c)	$8,360
Chief Compliance Officer Fees	-	$10,000	$2,500	(d)	$12,500
Custody Fees	$2,904	$3,895	($3,895)	(e)	$2,904
Printing Fees	$530	$37,462	-		$37,992
Legal Fees	$5,150	$76,568	($31,718)	(f)	$50,000
Trustee Fees	$2,040	$42,747	($44,537)	(g)	$250
Other Fees	$2,189	$17,704	($4,223)	(h)	$15,670
Registration Fees	$1,781	$59,714	-		$61,495
Insurance Fees	$4,223	-	-		$4,223
TOTAL OPERATING EXPENSES		$64,710	$672,976	($12,906)	$724,780
	Net Fee and/or Expense (Waivers), (Reimbursements), and Recoupments	-	($65,373)	$65,373	-
NET EXPENSES		$64,710	$607,603	$52,467	$724,780

NET INVESTMENT INCOME / (LOSS)		($13,423)	$62,277	($52,467)	($3,613)

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
	Realized Gain / (Loss) on Investments	$84,811	$13,370,103	-	$13,454,914
	Capital Gain Distributions from Investment Companies	$34,481	$245,796	-	$280,277
	Net Change in Unrealized Appreciation / (Depreciation) on Investments	$195,982	($11,885,484)	-	($11,689,502)
NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS		$315,274	$1,730,415	-	$2,045,689

NET INCREASE / (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$301,851	$1,792,692	-	$2,042,076

(a)	Reflects proposed increase in annual advisory fee of the Target Fund to 80 bps of AUM
(b)	Reflects estimated cost savings from change in service providers and economies of scale
(c)	Includes financial adjustments related to duplicative costs and change in service providers
(d)	Reflects increase in chief compliance officer fees to the Acquiring Fund's current cost level
(e)	Includes financial adjustments related to duplicative costs and change in service providers
(f)	Reflects $50,000 estimate of pro forma annual legal fees incurred for fund related work
(g)	Reflects decrease in board of trustees fees to the Acquiring Fund's current expense level
(h)	Removes duplicative insurance expense and reflects estimated associated cost savings

Pro Forma Schedule of Investments (UNAUDITED)	STAAR Disciplined		Hatteras Alpha Hedged			STAAR Disciplined Strategies
As of December 31, 2017	Strategies Fund		Strategies Fund			Fund - Pro Forma Combined
	Number of		Number of		Number of		% of Total
	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)	Net Assets

MUTUAL FUNDS
JPMorgan Hedged Equity Fund - Class R6	-	-	483,940	$9,364,231	483,940	$9,364,231	30.31%
LoCorr Macro Strategies Fund - Class I	-	-	666,754	$5,847,435	666,754	$5,847,435	18.93%
Loomis Sayles Strategic Alpha Fund - Class Y	-	-	454,218	$4,487,672	454,218	$4,487,672	14.52%
Vivaldi Merger Arbitrage Fund - Class I	-	-	691,263	$7,216,787	691,263	$7,216,787	23.36%
American Funds SMALLCAP World Fund - Class F-2	1,170	$66,099	-	-	1,170	$66,099	0.21%
Franklin Mutual Global Discovery Fund - Class A	5,350	$170,136	-	-	5,350	$170,136	0.55%
Franklin Natural Resources Fund - Class A	3,466	$93,512	-	-	3,466	$93,512	0.30%
Live Oak Health Sciences Fund	10,203	$198,151	-	-	10,203	$198,151	0.64%
Matthews Asian Growth & Income Fund	2,667	$46,574	-	-	2,667	$46,574	0.15%
Vanguard Energy Fund	1,761	$94,636	-	-	1,761	$94,636	0.31%
Vanguard Health Care Fund	1,026	$210,829	-	-	1,026	$210,829	0.68%
TOTAL MUTUAL FUNDS (Cost: $27,506,670)						$27,796,062	89.96%

EXCHANGE TRADED FUNDS
Consumer Staples Select Sector SPDR Fund	1,050	$59,735	-	-	1,050	$59,735	0.19%
ETFMG Prime Cyber Security ETF	500	$15,820	-	-	500	$15,820	0.05%
First Trust Dorsey Wright International Focus 5 ETF	600	$13,350	-	-	600	$13,350	0.04%
Invesco BLDRS Emerging Markets 50 ADR Index Fund	800	$34,504	-	-	800	$34,504	0.11%
Invesco Global Water ETF	900	$23,436	-	-	900	$23,436	0.08%
Invesco S&P 500 High Dividend Low Volatility ETF	1,200	$50,916	-	-	1,200	$50,916	0.16%
Invesco S&P High Income Infrastructure ETF	500	$13,790	-	-	500	$13,790	0.04%
iShares Global Energy ETF	1,000	$35,550	-	-	1,000	$35,550	0.12%
iShares Global Healthcare ETF	350	$39,382	-	-	350	$39,382	0.13%
iShares Global Infrastructure ETF	300	$13,566	-	-	300	$13,566	0.04%
iShares Global Tech ETF	300	$46,098	-	-	300	$46,098	0.15%
iShares Micro-Cap ETF	550	$52,641	-	-	550	$52,641	0.17%
iShares MSCI EAFE ETF	250	$17,578	-	-	250	$17,578	0.06%
iShares Nasdaq Biotechnology ETF	310	$33,099	-	-	310	$33,099	0.11%
iShares North American Natural Resources ETF	300	$10,632	-	-	300	$10,632	0.03%
iShares Russell 2000 ETF	150	$22,869	-	-	150	$22,869	0.07%
iShares Russell Mid-Cap Growth ETF	900	$108,576	-	-	900	$108,576	0.35%
iShares S&P Small-Cap 600 Growth ETF	500	$85,075	-	-	500	$85,075	0.28%
iShares U.S. Healthcare ETF	200	$34,846	-	-	200	$34,846	0.11%
iShares U.S. Medical Devices ETF	200	$34,702	-	-	200	$34,702	0.11%
iShares US Regional Banks ETF	400	$19,716	-	-	400	$19,716	0.06%
iShares US Technology ETF	400	$65,108	-	-	400	$65,108	0.21%
iShares US Utilities ETF	200	$26,574	-	-	200	$26,574	0.09%
ProShares S&P 500 Dividend Aristocrats ETF	1,000	$64,040	-	-	1,000	$64,040	0.21%
SPDR Portfolio S&P 500 High Dividend ETF	300	$11,235	-	-	300	$11,235	0.04%
SPDR S&P 500 ETF Trust	50	$13,343	-	-	50	$13,343	0.04%
Vanguard Dividend Appreciation ETF	300	$30,609	-	-	300	$30,609	0.10%
Vanguard Energy ETF	200	$19,790	-	-	200	$19,790	0.06%
Vanguard Real Estate ETF	700	$58,086	-	-	700	$58,086	0.19%
WisdomTree India Earnings Fund	200	$5,568	-	-	200	$5,568	0.02%
WisdomTree International SmallCap Dividend Fund	700	$53,760	-	-	700	$53,760	0.17%
WisdomTree Trust - WisdomTree International High Dividend Fund	400	$17,756	-	-	400	$17,756	0.06%
WisdomTree US MidCap Dividend Fund	300	$10,584	-	-	300	$10,584	0.03%
WisdomTree US MidCap Earnings Fund	1,200	$47,616	-	-	1,200	$47,616	0.15%
WisdomTree US SmallCap Dividend Fund	1,200	$34,860	-	-	1,200	$34,860	0.11%
TOTAL EXCHANGE TRADED FUNDS (Cost: $834,670)						$1,224,809	3.96%

COMMON STOCKS
Accenture PLC	150	$22,964	-	-	150	$22,963	0.07%
Apple Inc	100	$16,923	-	-	100	$16,923	0.05%
AT&T Inc	600	$23,328	-	-	600	$23,328	0.08%
Costco Wholesale Corp	150	$27,918	-	-	150	$27,918	0.09%
Diageo PLC - ADR	250	$36,508	-	-	250	$36,508	0.12%
Exxon Mobil Corp	325	$27,183	-	-	325	$27,183	0.09%
Huntington Bancshares Inc	1,000	$14,560	-	-	1,000	$14,560	0.05%
Johnson & Johnson	200	$27,944	-	-	200	$27,944	0.09%
Northern Trust Corp	150	$14,984	-	-	150	$14,984	0.05%
PPL Corp	900	$27,855	-	-	900	$27,855	0.09%
The Southern Co	600	$28,854	-	-	600	$28,854	0.09%
Verizon Communications Inc	600	$31,758	-	-	600	$31,758	0.10%
VF Corp	750	$55,500	-	-	750	$55,500	0.18%
Zix Corp	4,000	$17,520	-	-	4,000	$17,520	0.06%
TOTAL COMMON STOCKS (Cost: $251,413)						$373,797	1.21%

REAL ESTATE INVESTMENT TRUSTS
American Tower Corp	200	$28,534	-	-	200	$28,534	0.09%
EastGroup Properties Inc	300	$26,514	-	-	300	$26,514	0.09%
Medical Properties Trust Inc	2,000	$27,560	-	-	2,000	$27,560	0.09%
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost: $51,120)						$82,608	0.27%

TOTAL MONEY MARKET FUNDS (Cost: $1,963,897)	136,476	$136,476	1,827,421	$1,827,421	1,963,897	$1,963,897	6.36%

TOTAL INVESTMENTS (Cost: $30,607,770)						$31,441,173	101.76%
LIABILITIES LESS OTHER ASSETS		($462)		($543,791)		($544,253)	(1.76%)
TOTAL NET ASSETS						$30,896,920	100.00%

NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS
NOTE 1 – Organization
Trust for Advisor Solutions (the "Target Trust") (until August 1, 2016, Trust for Advisor Solutions was known as Hatteras Alternative Mutual Funds Trust) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-end management investment company issuing one diversified series of shares to investors: the Hatteras Alpha Hedged Strategies Fund ("Alpha"). Alpha commenced operations on September 23, 2002. As a mutual fund-of-funds, Alpha pursues its investment objective by investing in other affiliated and unaffiliated mutual funds (each an "Underlying Fund" and collectively, the "Underlying Funds"). The financial statements of the Underlying Funds are available from the SEC's EDGAR database at www.sec.gov.
STAAR Investment Trust (the "STAAR Trust") was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.  The STAAR Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company. The STAAR Trust consists of six separate series portfolios (the "STAAR Funds"). The STAAR Funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the STAAR Disciplined Strategies Fund, which is a flexibly managed fund that may invest in certain assets not included in the other funds. The STAAR Funds are:
               STAAR Disciplined Strategies Fund
               STAAR International Fund
               STAAR Larger Company Stock Fund
               STAAR Smaller Company Stock Fund
               STAAR General Bond Fund
                STAAR Short Term Bond Fund
Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named.  Each fund may invest in other open-end funds (mutual funds), exchange traded funds (ETFs), closed-end funds and individual securities.
It is proposed that the STAAR Investment Trust will reorganize the Hatteras Alpha Hedged Strategies Fund (the "Target Fund") into the STAAR Disciplined Strategies Fund (the "Acquiring Fund").  For the purposes of these Pro Forma Combined Financial Statements, the financial information covers the period from January 1, 2017 to December 31, 2017.
If the proposed reorganization is completed, the STAAR Disciplined Strategies Fund will offer Class A Shares, Class C Shares, Investor Class Shares, and Institutional Class Shares. Class A Shares have a sales charge (load) of 4.75% (of the offering price). Class A Shares have an annual 12b-1 fee (distribution and servicing fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.  Investor Class shares have no sales charge (load) and a 12b-1 fee of up to 0.25% of average daily net assets.  Institutional Class shares have no sales charge (load) and no 12b-1 fee.  Institutional Class shares are only available to institutional investors with an at least at initial $1 million investment; or through financial intermediaries that have entered into an agreement with the STAAR Trust or its distributor and such financial intermediaries: (i) charge their clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) intend to offer such shares on their no-load platform.  The minimum initial investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the advisor to reach $1 million.
NOTE 2 – Summary of Significant Accounting Policies
TARGET FUND:
Investment Valuation
Alpha generally does not make direct investments in securities or financial instruments, and invests substantially all of its assets in affiliated and non-affiliated investment companies at the stated net asset value, which equals fair value.
Security Transactions, Investment Income, and Realized Gain and Loss
Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by Alpha are in conformity with U.S. GAAP.
Taxes and Distributions to Shareholders
Alpha has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2017. Alpha is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. Alpha recognizes interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the Statement of Operations. During the year ended December 31, 2017, Alpha did not incur any interest or penalties. Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2017, open Federal tax years include the tax years ended December 31, 2014 through December 31, 2017, and open North Carolina tax years include the tax years ended December 31, 2014 through December 31, 2016. Alpha has no tax examinations in progress. Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.
Guarantees and Indemnifications
In the normal course of business, Alpha enters into contracts with service providers that contain general indemnification clauses. Alpha's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Alpha that have not yet occurred. However, based on experience, Alpha expects the risk of loss to be remote.

ACQUIRING FUND:
The following is a summary of the significant accounting policies followed by the STAAR Funds in the preparation of its financial statements. The STAAR Funds follow the accounting and reporting guidance of FASB Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946 and Accounting Standards Update ("ASU") 2013-08 applicable to investment companies.
The STAAR Funds follow the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities."  This guidance requires enhanced disclosures about the STAAR Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the each fund's financial position, performance and cash flows.  The STAAR Funds did not have any activity in derivatives for the year ended December 31, 2017.
Equity Securities (including exchange traded funds) - Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Lacking a last quoted sales price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price.  Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3, when appropriate, of the fair value hierarchy.
Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.
Other mutual funds held by the STAAR Funds are valued at Net Asset Value per share.
Security Transaction Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The STAAR Funds use the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the STAAR Funds' understanding of the applicable country's tax rules and rates.
Income Taxes - The STAAR Funds intend to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the STAAR Funds will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the STAAR Funds policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  Each STAAR Fund maintains asset diversification in accordance with Internal Revenue Service regulations.
In addition, generally accepted accounting principles in the United States of America ("GAAP") requires management of the STAAR Funds to analyze all open tax years, fiscal years 2014-2017, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2017, the STAAR Funds did not have a liability for any unrecognized tax benefits.  The STAAR Funds had no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders - The STAAR Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.
Indemnification: In the normal course of business, the STAAR Funds enter into contracts that contain general indemnifications to other parties. The STAAR Funds' maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds' that have not yet occurred. The STAAR Funds expect the risk of loss to be remote.
NOTE 3 – Investment Management Agreement
Barrel Park Investments, LLC (the "Advisor") serves as investment advisor to the Acquiring Fund.  Pursuant to the investment advisory agreement by and between the STAAR Trust, on behalf of the Acquiring Fund, and the Advisor (the "Advisory Agreement"), the Advisor is entitled to receive an annual management fee in the amount of 0.80% of average daily net assets of the Acquiring Fund.
Effective May 1, 2018 the Advisor has contractually agreed to limit the expenses of the STAAR Disciplined Strategies Fund (exclusive of front-end or contingent deferred loads, 12b-1 fees,  taxes, leverage interest, dividends and interest paid on short sales, brokerage commissions, acquired fund fees and expenses of non-affiliated investment companies, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the extent necessary to insure the fund's total annual operating expenses do not exceed 1.99% of the average daily net assets of each class of the fund's shares, respectively through at least April 30, 2020.  Expenses reimbursed may be recouped by the Advisor for a period of three years following the time such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment. This arrangement can be terminated only by, or with the consent of the Board of Trustees of the STAAR Trust.
NOTE 4 – Capital Share Transactions
Transactions in shares of the Target Fund ("TF") and Acquiring Fund ("AF") were as follows:
	TF - Class A	TF - Class C	TF - Institutional Class	AF - Investor Class
Shares outstanding, December 31, 2016	1,293,997	1,080,667	4,204,713	194,193
Shares sold	23,747	5,117	406,994	3,774
Shares issued to shareholders in reinvestment of distributions	38,857	39,725	95,895	7,356
Shares redeemed	(751,049)	(529,413)	(3,100,847)	(22,324)
Shares outstanding, December 31, 2017	605,552	596,096	1,606,755	182,999

NOTE 5 – Tax Matters
The tax character of the distributions for the Target Fund and the Acquiring Fund for the year ended December 31, 2017 on a combined basis was as follows:

Distributions paid from:
Ordinary Income	$ -
Long-Term Capital Gain	$109,221
Tax Return of Capital	$2,149,279

NOTE 6 - Control and Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  The Pro Forma Combined STAAR Disciplined Strategies Fund is not expected to have shareholders with beneficial ownership, either directly or indirectly, of more than 25% of the fund's voting securities.

NOTE 7 - Subsequent Events
On January 29, 2018 there was a special meeting (the "Meeting") of shareholders ("Shareholders") of the STAAR Funds. The purpose of the Meeting was to vote on four proposals (each, a "Proposal" and together, the "Proposals"). The proposals that were voted on are below.
Proposal 1. To Approve a New Proposed Investment Advisory Agreement for each STAAR Fund with Barrel Park Investments, LLC.
Proposal 2. To Elect a Board of Trustees for the STAAR Trust.
Proposal 3. To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the STAAR Trust to a Delaware Statutory Trust
Proposal 4. To Amend each STAAR Fund's fundamental investment restriction regarding issuing senior securities.
Upon commencement of the Meeting, all four proposals were approved by shareholder vote after a quorum was confirmed.
Management has evaluated the impact of all other subsequent events through the date the financial statements were issued and has determined that there were no further subsequent events requiring recognition or disclosure in these financial statements.

HATTERAS FUNDS

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CONTROL NUMBER

Trust for Advisor Solutions

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [MEETING DATE]

The undersigned hereby revokes all previous proxies for his/her shares and appoints [______] with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of the Hatteras Alpha Hedged Strategies Fund (the "Target Fund"), a series of Trust for Advisor Solutions (the "Trust"), to be held at 615 East Michigan Street, Milwaukee, WI 53202 on September 14, 2018 at 10:00 AM Central Time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs him/her to vote in his/her discretion upon any matters which may properly be acted upon at this Special Meeting and specifically as indicated on the reverse side of this Proxy Card. Please refer to the Combined Prospectus and Proxy Statement for a discussion of the matter.

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Important Notice Regarding the Availability of Proxy Materials for this Special Meeting to Be Held on September 14, 2018. The Combined Prospectus and Proxy Statement for this Special Meeting is available at:

https://www.hatterasfunds.com/hatteras-alpha-hedged-strategies-fund/

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PROXY CARD

Trust for Advisor Solutions

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Combined Prospectus and Proxy Statement sent on behalf of the Board of Trustees with this Proxy. Your signature(s) on this should be exactly as your name(s) appear on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING COMBINED PROSPECTUS AND PROXY STATEMENT, WHICH DESCRIBES THE PROPOSAL TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXY TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING COMBINED PROSPECTUS PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE HIS/HER DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Trust's Board of Trustees, and the proposal (set forth below) have been proposed by the Trust's Board of Trustees.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART C: OTHER INFORMATION

Item 15. Indemnification

Under the terms of the Delaware Statutory Trust Act ("DSTA") and Staar Investment Trust (the "Registrant" or the "Trust") Registrant's Agreement and Declaration of Trust ("Declaration of Trust"), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Under the Declaration of Trust, every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the DSTA, the Bylaws and other applicable law.

Under Article VIII of the Bylaws, the Indemnification provisions are as follows:

To the maximum extent permitted by law, the Trust (or applicable Portfolio) shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding (other than a proceeding by or in the right of the Trust or a Portfolio) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding.

To the maximum extent permitted by law, the Trust (or applicable Portfolio) shall indemnify any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by or in the right of the Trust (or such Portfolio) to procure a judgment in its favor by reason of the fact that such person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such proceeding.

Notwithstanding any provision to the contrary contained herein, no Covered Person shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in disabling conduct.

Advance Payment of Indemnification Expenses.  To the maximum extent permitted  by law, the Trust or applicable Portfolio shall advance to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition.  To the maximum extent permitted  by law, the Trust or applicable Portfolio may advance to any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Covered Person (other than a Trustee or officer of the Trust) the expenses actually and reasonably incurred by such person in connection with the defense of such proceeding in advance of its final disposition.  Notwithstanding any provision to the contrary contained herein, the Trust shall not advance expenses to any Covered Person (including a Trustee or officer of the Trust) unless:

the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that the amount of all expenses so advanced will be paid over by such person to the Trust or applicable Portfolio unless it is ultimately determined that such person is entitled to indemnification for such expenses; and
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(i) such Covered Person shall have provided appropriate security for such undertaking, or (ii) such Covered Person shall have insured the Trust or applicable Portfolio against losses arising out of any such advance payments, or (iii) either (1) the Trustees, by the vote of a majority of a quorum of qualifying Trustees, or (2) independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Determination of Entitlement to Indemnification.  Any indemnification required or permitted under this Article VIII (unless ordered by a court) shall be made by the Trust or applicable Portfolio only as authorized in the specific case upon a reasonable determination, based upon a review of the facts, that the Covered Person is entitled to indemnification because (i) he or she is not liable by reason of disabling conduct, or (ii) in cases where there is no liability, he or she has not engaged in disabling conduct.  Such determination shall be made by (i) the vote of a majority of a quorum of qualifying Trustees; or (ii) if there are no such Trustees, or if such Trustees so direct, by independent legal counsel in a written opinion.  Notwithstanding anything to the contrary in Section 2 of this Article VIII, if a determination that a Covered Person engaged in disabling conduct is made in accordance with this Section 3, no further advances of expenses shall be made, and all prior advances, and insurance premiums paid for by the Trust, if applicable, must be repaid.

Contract Rights.  With respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Covered Person, the rights to indemnification conferred in Section 1 of this Article VIII, and with respect to any person who was or is a party or is threatened to be made a party to, or is involved as a witness in, any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, the advancement of expenses conferred in Section 2 of this Article VIII shall be contract rights.  Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VIII (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any such person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the proceeding relating to such acts or omissions is commenced before or after the time of such amendment, repeal, modification, or adoption).  Any amendment or modification of, or adoption of any provision inconsistent with, this Article VIII (or any provision hereof), that has the effect of positively affecting any right to indemnification or advancement of expenses granted to any such person pursuant hereto, shall not apply retroactively to any person who was not serving as a Trustee, officer, employee or agent of the Trust at the time of such amendment, modification or adoption.

Claims.  If (X) a claim under Section 1 of this Article VIII with respect to any right to indemnification is not paid in full by the Trust or applicable Portfolio within sixty days after a written demand has been received by the Trust or applicable Portfolio or (Y) a claim under Section 2 of this Article VIII with respect to any right to the advancement of expenses is not paid in full by the Trust or applicable Portfolio within thirty days after a written demand has been received by the Trust or applicable Portfolio, then the Covered Person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Trust or applicable Portfolio to recover the unpaid amount of the claim.

If successful in whole or in part in any suit brought pursuant to Section 5(a) of this Article VIII, or in a suit brought by the Trust or applicable Portfolio to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the Covered Person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the Covered Person from whom the Trust or applicable Portfolio sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Trust or applicable Portfolio the reasonable expenses (including attorneys' fees) of prosecuting or defending such suit.

Definitions.  For purposes of this section:  (a) references to "Trust" include any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction; (b) the term "disabling conduct" means willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person's office with the Trust or applicable Portfolio; (c) the term "expenses" includes, without limitations, attorneys' fees; (d) the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal,
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administrative, or investigative; and (e) the term "qualifying Trustee" means any Trustee who is not an interested person (as defined in the 1940 Act) of the Trust and is not a party to the proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

1. Agreement and Declaration of Trust and Certificate of Trust:

(i)
Agreement and Declaration of Trust for Staar Investment Trust is incorporated by reference to Post-Effective Amendment No. 38 to the Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

(ii)	Certificate of Trust for Staar Investment Trust is incorporated by reference to Post-Effective Amendment No. 38 to the Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

2.	By-laws: By-laws for Staar Investment Trust is incorporated by reference to Post-Effective Amendment No. 38 to the Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

3.	Voting Trust Agreement affecting more than 5% of any class of equity securities of Registrant: Not applicable.

4.	Form of Agreement and Plan of Reorganization attached as Exhibit A to the Proxy Statement/Prospectus and incorporated herein by reference.

5.	Instruments Defining the Rights of Security Holders: Articles III, VI and IX of the Agreement and Declaration of Trust and Article IV of the Bylaws each define the rights of shareholders.

6.	Investment Advisory Contract: Investment Advisory Agreement between Staar Investment Trust and Barrel Park Investments, LLC is incorporated by reference to Post-Effective Amendment No. 38 to the Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

7.
Distribution Contract: Form of Distributor Agreement between Staar Investment Trust and Ultimus Fund Distributors, LLC is incorporated by reference to Post-Effective Amendment No. 40 to the Trust's Registration Statement on Form N-1A, filed on April 30, 2018.

8.	Bonus or Profit Sharing Contracts: Not applicable.

9.
Custodian Agreement: Custodian Agreement between Staar Investment Trust and StarBank is incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed on January 31, 1997.

10.	Rule 12b-1 Plans and Rule 18f-3 Plans:

(i)	Rule 12b-1 Plan is incorporated by reference to the Staar Investment Trust proxy statement filed August 17, 1998.
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(ii)	Class A Rule 12b-1 Plan is incorporated by reference to Post-Effective Amendment No. 38 to the Staar Investment Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

(iii)	Class C Rule 12b-1 Plan is incorporated by reference to Post-Effective Amendment No. 38 to the Staar Investment Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

(iv)	Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 38 to the Staar Investment Trust's Registration Statement on Form N-1A, filed on February 16, 2018.

11.	Opinion and Consent of Counsel: Filed herewith as Exhibit No. 11

14.	Consents of Independent Registered Public Accounting Firm: Filed herewith as Exhibits No. 14(a) and 14(b)

15.	Omitted Financial Statements: Not applicable.

16.	Powers of Attorney: Filed herewith as Exhibit No. 16

17.	Additional Exhibit:

(i)	Board of Trustees Code of Ethics is incorporated by reference to Post-Effective Amendment No. 36 to the Staar Investment Trust's Registration Statement on Form N-1A, filed on April 27, 2017.

Item 17. Undertakings:

(i)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(ii)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (i) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(iii)
The undersigned Registrant agrees to file by post-effective amendment the opinion of counsel regarding tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Staar Investment Trust in the City of New York, and State of New York, on the 21st day of June, 2018.
Staar Investment Trust
a Delaware statutory trust
(Registrant)

By:	/s/ Brett C. Boshco
Brett C. Boshco, President

As required by the Securities Act of 1933, this registration statement  has been signed below by the following persons in the capacities indicated on the 21st day of June, 2018.
Signatures	Title

/s Brett C. Boshco	Trustee, President and Treasurer
Brett C. Boshco

/s/ Robert Weiss*	Trustee
Robert Weiss

/s/ Ann Chung*	Trustee
Ann Chung

/s/ Shiliang Tang*	Trustee
Shiliang Tang

*By: /s/ Brett C. Boshco
Brett C. Boshco Attorney-in-Fact (Pursuant to Power of Attorney filed herewith.)
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EXHIBIT INDEX

Index No.	Description of Exhibit
EX-99.11 EX-99.14(a) EX-99.14(b)	Opinion and Consent of Counsel Consent of Independent Registered Public Accounting Firm Consent of Independent Registered Public Accounting Firm
EX-99.16	Powers of Attorney

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